UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09135

Nuveen New York Dividend Advantage Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
September 30, 2012

Nuveen New York Municipal Value Fund, Inc.
NNY

Nuveen New York Municipal Value Fund 2
NYV

Nuveen New York Performance Plus Municipal Fund, Inc.
NNP

Nuveen New York Dividend Advantage Municipal Fund
NAN

Nuveen New York Dividend Advantage Municipal Fund 2
NXK

September

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage and Other Information	11

Common Share Dividend and Price Information	14

Performance Overviews	16

Shareholder Meeting Report	21

Report of Independent Registered Public Accounting Firm	23

Portfolios of Investments	24

Statement of Assets and Liabilities	55

Statement of Operations	56

Statement of Changes in Net Assets	57

Statement of Cash Flows	59

Financial Highlights	60

Notes to Financial Statements	68

Annual Investment Management Agreement Approval Process	80

Board Members and Officers	90

Reinvest Automatically, Easily and Conveniently	95

Glossary of Terms Used in this Report	97

Additional Fund Information	103

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
November 21, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Performance Plus Municipal Fund, Inc. (NNP)
Nuveen New York Dividend Advantage Municipal Fund (NAN)
Nuveen New York Dividend Advantage Municipal Fund 2 (NXK)

Portfolio manager Scott Romans reviews economic and municipal market conditions at both the national and state levels, key investment strategies and the twelve-month performance of these Nuveen New York Funds. Scott assumed portfolio management responsibility for these five Funds in January 2011.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended September 30, 2012?

During this period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the fed funds rate at “exceptionally low levels” through at least mid-2015. The Fed also affirmed its decision, announced at the September 2012 meeting, to purchase $40 billion of mortgage-backed securities each month in an effort to stimulate the housing market. In addition to this new, open-ended stimulus plan, the Fed will continue its program to extend the average maturity of its holdings of U.S. Treasury securities through the end of December 2012. The goals of these actions, which together will increase the Fed’s holdings of longer term securities by approximately $85 billion a month through the end of the year, are to put downward pressure on longer term interest rates, make broader financial conditions more accommodative, and support a stronger economic recovery as well as continued progress toward the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, up from 1.3% in the second quarter, marking 13 consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 2.0% year-over-year as of September 2012, while the core CPI (which excludes food and energy) also increased 2.0% during the period, staying just within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Although job growth

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

remained sluggish, the national unemployment rate fell below 8% for the first time in 44 months, registering 7.8% in September 2012, down from 9.0% in September 2011. The housing market, long a major weak spot in the economic recovery, showed some signs of improvement, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 2.0% for the twelve months ended August 2012 (most recent data available at the time this report was prepared). This marked the largest gain for the index since July 2010, although housing prices continued to be off approximately 33% from their mid-2006 peak. The outlook for the U.S. economy remained clouded by concerns about strains in global financial markets as well as the level of the U.S. federal deficit.

Municipal bond prices generally rallied during this period, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over that of the same period a year earlier, the issuance pattern remained light compared with long-term historical trends and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve, and the curve flattened. In addition to the lingering effects of the Build America Bonds (BAB) program, which expired at the end of 2010 but impacted issuance well into 2012, the low level of municipal issuance reflected the current political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 60% of municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

Over the twelve months ended September 30, 2012, municipal bond issuance nationwide totaled $380 billion, an increase of 15% over the issuance for the twelve-month period ended September 30, 2011. As previously discussed, the majority of this increase was attributable to refunding issues, rather than new money issuance. During this period, demand for municipal bonds remained consistently strong, especially from individual investors, but also from mutual funds, banks and crossover buyers such as hedge funds.

How were the economic and market environments in New York during this period?

After emerging as an early leader in the recovery from recession, New York’s pace of economic progress has slowed. In September 2012, New York’s unemployment rate registered 8.9%, up from 8.3% in September 2011 and well above the national rate of 7.8%. The recent rise in the state’s unemployment numbers was due in part to continued layoffs in its manufacturing, government and financial services sectors as well as to a

6	Nuveen Investments

significant increase in the number of job seekers returning to the market. Unemployment also remained high in New York City, at 8.8% as of September 2012. The strongest employment gains statewide during this period were posted by professional and business services, tourism and education and health services, which represented more than 40% of jobs in the state. The outlook for the New York economy also has been tempered by concerns about the global financial situation and its potential impact on the state’s exports of manufactured goods as well as on the many global financial companies headquartered in New York City. For the twelve months ended August 2012 (most recent data available at the time this report was prepared), New York City’s housing market was one of only three metropolitan areas in the U.S. (along with Atlanta and Chicago) to post a loss, as the average home price fell 2.3%, compared with a gain of 2.0% nationally, according to the S&P/Case-Shiller Index. Despite the recent slowdown, New York’s overall economy remained well diversified across a broad range of industry sectors, and the state’s growth continued to outpace most of the other states in the Northeast.

On the fiscal front, New York’s financial picture has shown improvement, while still reflecting the effects of the recent economic downturn.. The state’s $132.6 billion budget for fiscal 2013, which was adopted in March 2012, held total spending to fiscal 2012 levels, closing a $3.5 billion shortfall through $2.0 billion in spending cuts and $1.5 billion in revenues from tax changes enacted in late 2011. The fiscal 2013 budget also increased school aid linked to improved academic performance and management efficiency and implementation of an enhanced teacher evaluation process and set forth a plan to cap counties’ and New York City’s share of Medicaid costs, to be phased in over three years. As of September 30, 2012, New York’s general obligation (GO) debt was rated Aa2 with a stable outlook by Moody’s and AA with a positive outlook by S&P. For the twelve months ended September 30, 2012, New York municipal bond issuance totaled $53.8 billion, a 40% increase over the twelve months ended September 30, 2011, making New York the largest state issuer in the country. Much of this increase in issuance was attributable to refunding activity. According to Moody’s, New York has the second highest level of tax supported debt in the nation, trailing only California.

What key strategies were used to manage the New York Funds during this reporting period?

In an environment characterized by tight supply, strong demand and lower yields, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long-term. In general, issuance in New York tends to be concentrated in a few major issuers. During this period, we actively sought to diversify our holdings by purchasing bonds with more unusual structures from additional strong issuers, for example, bonds with higher coupons and shorter calls. We also took advantage of short-term

Nuveen Investments	7

opportunities created by the supply/demand dynamics in the municipal market. While demand for tax-exempt paper remained consistently strong throughout the period, supply fluctuated widely. We found that periods of substantial supply provided good short-term buying opportunities not only because of the increased number of issues available, but also because some investors became more hesitant in their buying as supply grew, causing spreads to widen temporarily. At times when supply was more plentiful, we focused on anticipating cash flows from bond calls and maturing bonds and closely monitored opportunities for reinvestment. Among our purchases during this period were New York City GO bonds.

During this reporting period, we emphasized bonds with longer maturities. This enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve and also provided some protection for the Funds’ duration and yield curve positioning. We also purchased lower rated bonds when we found attractive opportunities, as we believed these bonds continued to offer relative value. Our opportunities in lower rated bonds were somewhat constrained by the structure of bonds typically issued as part of refinancing deals, which tend to be characterized by higher quality and shorter maturities.

Cash for new purchases during this period was generated primarily by the proceeds from an increased number of bond calls resulting from the growth in refinancings. During this period, we worked to redeploy these proceeds as well as those from maturing bonds to keep the Funds as fully invested as possible. Overall, selling was relatively limited because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of September 30, 2012, all five of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NYV also used forward interest rate swaps to reduce its price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. During this period, these swaps modestly detracted from performance as interest rates declined.

8	Nuveen Investments

How did the Funds perform?

Individual results for these Nuveen New York Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value For periods ended 9/30/12

Fund	1-Year	5-Year	10-Year
NNY*	9.23%	5.73%	4.85%
NYV*	11.12%	N/A	N/A
NNP	12.05%	7.54%	6.24%
NAN	13.05%	7.38%	6.28%
NXK	12.47%	7.34%	6.39%
S&P New York Municipal Bond Index**	7.88%	5.83%	5.08%
S&P Municipal Bond Index**	8.83%	5.84%	5.13%
Lipper New York Municipal Debt Funds Classification Average**	13.18%	6.22%	5.80%

For the twelve months ended September 30, 2012, the total returns on common share net asset value (NAV) for all five of these New York Funds exceeded the returns for the S&P New York Municipal Bond Index and the S&P Municipal Bond Index. For this same period, NAN performed in line with the average return for the Lipper New York Municipal Debt Funds Classification, while the remaining four Funds lagged the Lipper average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important positive factor in the performance of NNP, NAN and NXK. The primary reason that the returns of NNY and NYV trailed those of the three leveraged Funds for the twelve-month period was that these two Funds do not use regulatory leverage, however, they may use effective leverage. Leverage is discussed in more detail later in this report.

In an environment of declining rates and flattening yield curve, municipal bonds with longer maturities generally outperformed those with shorter maturities during this period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. For this period, duration and yield curve positioning was a positive contributor to the performance of these Funds, with the net impact varying according to each Fund’s individual weightings along the yield curve. All five Funds, especially NAN, had durations that exceeded their target durations, which benefited their performance during this period. NYV also benefited from an overweighting in zero coupon bonds, which generally outperformed the market during this period due to their longer durations.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*	NNY and NYV do not use regulatory leverage; the remaining three Funds in this report use regulatory leverage.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	9

Credit exposure was another important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, these Funds benefited from their credit allocations. All of the Funds, especially NXK, tended to be overweight in bonds rated BBB and lower and underweight in bonds rated AAA. Overall, NYV and NXK had the smallest exposures to the higher rated categories that underperformed.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to the Funds’ returns included health care (together with hospitals), transportation and education bonds. In general, all of these Funds had good exposure to these three sectors, especially NYV’s strong weighting in health care. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including New York, stand to receive increased payments from the tobacco companies. As of September 30, 2012, all of these Funds held tobacco credits, which benefited their performance as tobacco bonds rallied.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. Overall, these Funds held relatively small amounts of pre-refunded bonds, which lessened the negative impact of these holdings. As of September 30, 2012, NNP held the most pre-refunded bonds among these five Funds, while NAN did not hold any of these bonds. GO bonds, water and sewer and housing credits also lagged the performance of the general municipal market for this period.

10	Nuveen Investments

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of NNP, NAN and NKX relative to their benchmarks was these Funds’ use of leverage. As mentioned previously, NNY and NYV do not use regulatory leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of September 30, 2012, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying tables. As mentioned previously, NNY and NYV do not use regulatory leverage.

MTP Shares

		MTP Shares Issued	Annual	NYSE
Fund	Series	at Liquidation Value	Interest Rate	Ticker
NAN	2015	$30,000,000	2.70%	NAN PrC
NAN	2016	$25,360,000	2.50%	NAN PrD
NXK	2015	$37,890,000	2.55%	NXK PrC

VRDP Shares

VRDP Shares Issued
Fund	at Liquidation Value
NNP	$89,000,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies for further details on MTP and VRDP Shares.)

Nuveen Investments	11

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

12	Nuveen Investments

Derivatives Strategy Risk: Derivatives are financial instruments whose value changes in response to the changes in underlying investment variables. Derivative securities include, but are not limited to, calls, puts, warrants, swaps and forwards. The Funds’ use of derivatives involves risks different from, and possibly greater than, the risks associated with the underlying investments. The derivatives market is largely unregulated. It is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing contracts or to realize amounts to be received under such contracts.

Nuveen Investments	13

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

The monthly dividends of NYV, NNP, NAN and NXK remained stable throughout the twelve-month reporting period ended September 30, 2012, while NNY had one monthly dividend reduction.

Due to normal portfolio activity, common shareholders of NAN received a long-term capital gains distribution of $0.0059 per share in December 2011.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2012, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

As of September 30, 2012, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. NNY, NYV and NAN have not repurchased any of their common shares since the inception of their repurchase programs.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NNY	—	—
NYV	—	—
NNP	27,800	0.2%
NAN	—	—
NXK	7,200	0.1%

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

14	Nuveen Investments

As of September 30, 2012, and during the twelve-month reporting period, the Funds’ common share prices were trading at (+) premiums and/or (-) discounts to their common share NAVs as shown in the accompanying table.

	9/30/12	Twelve-Month Average
Fund	(+) Premium/(-) Discount	(-) Discount
NNY	(+) 1.34%	(-)1.19%
NYV	(-) 0.18%	(-)3.83%
NNP	(+) 2.02%	(-)2.71%
NAN	(-) 0.81%	(-)5.59%
NXK	(-) 2.82%	(-)5.43%

Nuveen Investments	15

NNY	Nuveen New York
Performance	Municipal Value
OVERVIEW	Fund, Inc.
as of September 30, 2012

Fund Snapshot
Common Share Price		$10.55
Common Share Net Asset Value (NAV)		$10.41
Premium/(Discount) to NAV		1.34%
Market Yield		3.92%
Taxable-Equivalent Yield1		5.83%
Net Assets Applicable to Common Shares ($000)		$157,979

Leverage
Regulatory Leverage		N/A
Effective Leverage		2.61%

Average Annual Total Returns
(Inception 10/07/87)
	On Share Price	On NAV
1-Year	16.11%	9.23%
5-Year	7.09%	5.73%
10-Year	6.00%	4.85%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		26.1%
Education and Civic Organizations		15.1%
Health Care		11.6%
Tax Obligation/General		10.1%
Transportation		9.4%
U.S. Guaranteed		5.5%
Utilities		5.0%
Housing/Multifamily		4.0%
Water and Sewer		4.0%
Other		9.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.
N/A	The Fund does not use regulatory leverage.

16	Nuveen Investments

NYV	Nuveen New York
Performance	Municipal Value
OVERVIEW	Fund 2
as of September 30, 2012

Fund Snapshot
Common Share Price		$16.33
Common Share Net Asset Value (NAV)		$16.36
Premium/(Discount) to NAV		-0.18%
Market Yield		4.12%
Taxable-Equivalent Yield1		6.13%
Net Assets Applicable to Common Shares ($000)		$38,434

Leverage
Regulatory Leverage		N/A
Effective Leverage		4.95%

Average Annual Total Returns
(Inception 4/28/09)
	On Share Price	On NAV
1-Year	20.74%	11.12%
Since Inception	7.60%	8.86%

Portfolio Composition3,4
(as a % of total investments)
Tax Obligation/Limited		30.2%
Health Care		21.1%
Housing/Multifamily		13.1%
Transportation		11.0%
Education and Civic Organizations		10.7%
Tax Obligation/General		5.7%
Consumer Staples		4.1%
Water and Sewer		2.7%
U.S. Guaranteed		1.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.
4	Excluding investments in derivatives.
5	Rounds to less than 1%.
N/A	The Fund does not use regulatory leverage.

Nuveen Investments	17

NNP	Nuveen New York
Performance	Performance Plus
OVERVIEW	Municipal Fund, Inc.
as of September 30, 2012

Fund Snapshot
Common Share Price		$17.18
Common Share Net Asset Value (NAV)		$16.84
Premium/(Discount) to NAV		2.02%
Market Yield		5.13%
Taxable-Equivalent Yield1		7.63%
Net Assets Applicable to Common Shares ($000)		$253,426

Leverage
Regulatory Leverage		25.99%
Effective Leverage		34.33%

Average Annual Total Returns
(Inception 11/15/89)
	On Share Price	On NAV
1-Year	21.58%	12.05%
5-Year	10.19%	7.54%
10-Year	7.09%	6.24%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		23.9%
Education and Civic Organizations		13.3%
Health Care		11.1%
Tax Obligation/General		9.7%
Transportation		8.8%
U.S. Guaranteed		8.7%
Water and Sewer		8.0%
Utilities		5.9%
Housing/Multifamily		3.5%
Other		7.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

18	Nuveen Investments

NAN	Nuveen New York
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of September 30, 2012

Fund Snapshot
Common Share Price		$16.00
Common Share Net Asset Value (NAV)		$16.13
Premium/(Discount) to NAV		-0.81%
Market Yield		4.91%
Taxable-Equivalent Yield1		7.31%
Net Assets Applicable to Common Shares ($000)		$149,417

Leverage
Regulatory Leverage		27.03%
Effective Leverage		34.32%

Average Annual Total Returns
(Inception 5/26/99)
	On Share Price	On NAV
1-Year	23.20%	13.05%
5-Year	8.69%	7.38%
10-Year	6.74%	6.28%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		25.2%
Health Care		13.2%
Transportation		12.2%
Education and Civic Organizations		11.5%
Tax Obligation/General		10.9%
Utilities		4.5%
Housing/Multifamily		4.4%
Water and Sewer		4.3%
Long-Term Care		3.3%
U.S. Guaranteed		3.0%
Other		7.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0059 per share.

Nuveen Investments	19

NXK	Nuveen New York
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of September 30, 2012

Fund Snapshot
Common Share Price		$15.51
Common Share Net Asset Value (NAV)		$15.96
Premium/(Discount) to NAV		-2.82%
Market Yield		5.15%
Taxable-Equivalent Yield1		7.66%
Net Assets Applicable to Common Shares ($000)		$103,527

Leverage
Regulatory Leverage		26.79%
Effective Leverage		33.32%

Average Annual Total Returns
(Inception 3/27/01)
	On Share Price	On NAV
1-Year	20.38%	12.47%
5-Year	8.26%	7.34%
10-Year	7.04%	6.39%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		26.4%
Education and Civic Organizations		16.7%
Transportation		13.7%
Tax Obligation/General		9.1%
Health Care		8.3%
Utilities		5.7%
U.S. Guaranteed		5.6%
Water and Sewer		4.4%
Long-Term Care		3.6%
Other		6.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

20	Nuveen Investments

NNY	Shareholder Meeting Report
NNP

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting for NNY, NNP, NAN and NXK was subsequently adjourned to May 8, 2012. The meeting for NAN was additionally adjourned to June 15, 2012.

	NNY	NNP
		Common and
		Preferred
		shares voting
		together	Preferred
	Common shares	as a class	shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	6,380,677	6,696,386	890
Against	430,953	429,817	—
Abstain	221,967	295,365	—
Broker Non-Votes	1,875,628	1,856,772	—
Total	8,909,225	9,278,340	890
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	6,333,519	6,688,319	890
Against	464,169	430,629	—
Abstain	235,909	302,620	—
Broker Non-Votes	1,875,628	1,856,772	—
Total	8,909,225	9,278,340	890
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	8,837,365	—
Withhold	—	440,975	—
Total	—	9,278,340	—
Robert P. Bremner
For	8,469,324	8,822,578	—
Withhold	439,901	455,762	—
Total	8,909,225	9,278,340	—
Jack B. Evans
For	8,495,015	8,826,538	—
Withhold	414,210	451,802	—
Total	8,909,225	9,278,340	—
William C. Hunter
For	—	—	890
Withhold	—	—	—
Total	—	—	890
David J. Kundert
For	—	8,828,445	—
Withhold	—	449,895	—
Total	—	9,278,340	—
William J. Schneider
For	8,473,138	—	890
Withhold	436,087	—	—
Total	8,909,225	—	890
Judith M. Stockdale
For	—	8,856,367	—
Withhold	—	421,973	—
Total	—	9,278,340	—
Carole E. Stone
For	—	8,867,418	—
Withhold	—	410,922	—
Total	—	9,278,340	—
Virginia L. Stringer
For	—	8,862,966	—
Withhold	—	415,374	—
Total	—	9,278,340	—
Terence J. Toth
For	—	8,837,554	—
Withhold	—	440,786	—
Total	—	9,278,340	—

Nuveen Investments	21

NAN	Shareholder Meeting Report (continued)
NXK

	NAN		NXK
	Common and		Common and
	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting
	together	together	together	Preferred
	as a class	as a class	as a class	shares
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	6,128,472	2,014,856	4,398,821	1,526,210
Against	422,626	141,650	268,226	16,135
Abstain	233,526	47,400	109,907	15,200
Broker Non-Votes	2,152,508	748,142	1,474,474	524,859
Total	8,937,132	2,952,048	6,251,428	2,082,404
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	6,133,280	2,021,306	4,391,811	1,524,710
Against	445,763	145,150	273,826	16,135
Abstain	205,581	37,450	111,317	16,700
Broker Non-Votes	2,152,508	748,142	1,474,474	524,859
Total	8,937,132	2,952,048	6,251,428	2,082,404
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Robert P. Bremner
For	8,334,687	—	6,084,549	—
Withhold	357,746	—	166,879	—
Total	8,692,433	—	6,251,428	—
Jack B. Evans
For	8,338,501	—	6,082,296	—
Withhold	353,932	—	169,132	—
Total	8,692,433	—	6,251,428	—
William C. Hunter
For	—	2,723,163	—	2,071,904
Withhold	—	93,033	—	10,500
Total	—	2,816,196	—	2,082,404
David J. Kundert
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
William J. Schneider
For	—	2,719,663	—	2,071,904
Withhold	—	96,533	—	10,500
Total	—	2,816,196	—	2,082,404
Judith M. Stockdale
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Carole E. Stone
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Virginia L. Stringer
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—
Terence J. Toth
For	—	—	—	—
Withhold	—	—	—	—
Total	—	—	—	—

22	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Municipal Value Fund 2
Nuveen New York Performance Plus Municipal Fund, Inc.
Nuveen New York Dividend Advantage Municipal Fund
Nuveen New York Dividend Advantage Municipal Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, and Nuveen New York Dividend Advantage Municipal Fund 2 (the “Funds”), as of September 30, 2012, and the related statements of operations and cash flows (Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, and Nuveen New York Dividend Advantage Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, and Nuveen New York Dividend Advantage Municipal Fund 2 at September 30, 2012, and the results of their operations and their cash flows (Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen New York Dividend Advantage Municipal Fund, and Nuveen New York Dividend Advantage Municipal Fund 2 only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 26, 2012

Nuveen Investments	23

Nuveen New York Municipal Value Fund, Inc.
NNY	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 1.4% (1.4% of Total Investments)
$275	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	$280,668
1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	1,985,471
2,225	Total Consumer Discretionary			2,266,139
	Consumer Staples – 2.0% (2.0% of Total Investments)
150	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/12 at 100.00	A3	145,997
1,375	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/13 at 100.00	A1	1,375,055
365	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/12 at 100.00	BBB+	364,971
95	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	12/12 at 100.00	A3	91,660
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
810	4.750%, 6/01/22	6/16 at 100.00	BBB	811,709
345	5.000%, 6/01/26	6/16 at 100.00	BB–	327,716
3,140	Total Consumer Staples			3,117,108
	Education and Civic Organizations – 15.0% (15.1% of Total Investments)
275	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	286,066
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BBB–	404,696
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,574,883
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BBB	887,753
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	93,713
1,175	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,202,354
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured	No Opt. Call	BBB	1,195,890
505	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	551,066
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	598,978
280	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	312,724
2,170	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	2,282,601
265	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	277,219
880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,004,731
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	BBB+	1,130,450
1,000	6.000%, 6/01/34	6/21 at 100.00	BBB+	1,124,250
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2011B, 5.000%, 7/01/41	7/21 at 100.00	Aa3	3,378,958

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	$253,102
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	1,531,005
1,175	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	1,179,418
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,634,424
800	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	BBB	819,064
170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	179,382
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series 2011, 5.375%, 7/01/41 – AGM Insured	1/21 at 100.00	Aa3	1,542,621
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	333,588
21,825	Total Education and Civic Organizations			23,778,936
	Financials – 1.3% (1.3% of Total Investments)
400	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	469,744
1,305	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,592,609
1,705	Total Financials			2,062,353
	Health Care – 11.6% (11.6% of Total Investments)
990	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008D, 5.750%, 11/15/27	11/17 at 100.00	A3	1,108,335
1,005	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	1,077,792
995	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 2007, 4.650%, 8/15/27	2/17 at 100.00	N/R	1,055,804
700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	758,198
1,825	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	1,934,610
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	388,017
380	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.250%, 12/01/37	12/18 at 100.00	Ba1	416,336
2,350	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	Aa2	2,603,871
1,455	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	1,588,162
2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	2,484,405
500	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	507,995
500	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	506,245
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	1/13 at 100.00	BB	290,191
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
280	5.250%, 2/01/27	2/17 at 100.00	BBB–	286,342
260	5.500%, 2/01/32	2/17 at 100.00	BBB–	267,602

Nuveen Investments	25

Nuveen New York Municipal Value Fund, Inc. (continued)
NNY	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
$1,175	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	$1,193,671
1,000	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,017,990
295	Suffolk County Economic Development Corp / Nassau County Local Economic Assistance & Financing Corp., New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	339,032
500	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/13 at 100.00	B+	500,755
16,950	Total Health Care			18,325,353
	Housing/Multifamily – 4.0% (4.0% of Total Investments)
330	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/13 at 100.00	AA+	330,997
1,690	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – FGIC Insured	7/15 at 100.00	AA–	1,803,974
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009C-1, 5.500%, 11/01/34	5/19 at 100.00	AA	1,104,090
1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009M, 5.150%, 11/01/45	5/19 at 100.00	AA	1,343,013
405	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001E, 5.600%, 8/15/20 (Alternative Minimum Tax)	2/13 at 100.00	Aa1	405,838
1,275	Westchester County Industrial Development Agency, New York, GNMA Collateralized Mortgage Loan Revenue Bonds, Living Independently for the Elderly Inc., Series 2001A, 5.375%, 8/20/21	2/13 at 101.00	Aaa	1,291,231
5,950	Total Housing/Multifamily			6,279,143
	Housing/Single Family – 1.4% (1.4% of Total Investments)
950	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	972,411
360	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	381,694
840	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	854,498
2,150	Total Housing/Single Family			2,208,603
	Long-Term Care – 2.9% (2.9% of Total Investments)
2,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, W.K. Nursing Home Corporation, Series 1996, 6.125%, 2/01/36	2/13 at 100.00	AAA	2,004,660
435	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	477,391
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	260,647
135	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	121,279
135	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	1/13 at 100.00	N/R	135,304
315	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/13 at 100.50	N/R	318,011
820	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.500%, 7/01/18	7/16 at 101.00	N/R	806,609
235	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/16 at 101.00	N/R	230,850
225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	221,027
4,570	Total Long-Term Care			4,575,778

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 0.2% (0.2% of Total Investments)
$240	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	$249,439
	Tax Obligation/General – 10.0% (10.1% of Total Investments)
4,760	New York City, New York, General Obligation Bonds, Fiscal 2008 Series D, 5.125%, 12/01/25	12/17 at 100.00	AA	5,685,389
2,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	2,367,500
20	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	8/14 at 100.00	AA	21,820
1,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/19 – AGM Insured	11/14 at 100.00	AA	1,095,210
2,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	2,253,020
2,795	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	3,205,025
1,000	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/26	No Opt. Call	AA	1,219,860
13,575	Total Tax Obligation/General			15,847,824
	Tax Obligation/Limited – 26.0% (26.1% of Total Investments)
1,000	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.250%, 11/01/21	11/13 at 100.00	AAA	1,053,940
395	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	439,639
	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A:
1,000	5.750%, 7/01/18	No Opt. Call	AA–	1,172,960
1,400	6.000%, 7/01/20	No Opt. Call	AA–	1,762,684
15	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	No Opt. Call	AAA	16,579
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
2,000	5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	2,012,700
1,000	5.000%, 11/15/30	11/12 at 100.00	AA	1,005,450
1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,702,065
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	567,140
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
740	5.000%, 10/15/25 – NPFG Insured	10/14 at 100.00	AAA	805,830
550	5.000%, 10/15/26 – NPFG Insured	10/14 at 100.00	AAA	596,167
1,890	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	2,051,066
1,200	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	1,369,560
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA–	1,697,340
4,075	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1, 5.000%, 2/01/42	2/22 at 100.00	AAA	4,704,015
25	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	2/13 at 100.00	AAA	25,386
1,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	1,800,994
1,000	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	1,057,090
2,100	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	2,489,844
840	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	930,208

Nuveen Investments	27

Nuveen New York Municipal Value Fund, Inc. (continued)
NNY	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	$1,132,520
1,175	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	1,357,348
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	3,139,038
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
1,800	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	1,859,958
2,000	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	2,066,620
1,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	1,034,990
600	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.875%, 1/01/21	No Opt. Call	AA–	778,278
2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2011A, 5.000%, 3/15/29	3/21 at 100.00	AAA	2,381,800
36,345	Total Tax Obligation/Limited			41,011,209
	Transportation – 9.3% (9.4% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2007B, 5.000%, 11/15/33	11/17 at 100.00	A	2,744,150
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46	10/17 at 102.00	N/R	803,895
1,100	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/12 at 100.00	BB	1,089,792
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/13 at 100.50	C	1,019,400
700	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	740,061
1,000	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006, 5.125%, 5/15/30 (Alternative Minimum Tax)	11/12 at 100.00	B–	973,900
660	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	727,822
165	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	178,367
400	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–	440,364
500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/13 at 100.00	BBB	505,700
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,106,470
435	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	477,678
325	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	499,239
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	12/15 at 100.00	BBB–	246,843
1,160	6.000%, 12/01/36	12/20 at 100.00	BBB–	1,362,037
	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	993,572
800	5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	A+	804,912
14,250	Total Transportation			14,714,202

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 5.5% (5.5% of Total Investments) (5)
$1,625	Dormitory Authority of the State of New York, Judicial Facilities Lease Revenue Bonds, Suffolk County Issue, Series 1986, 7.375%, 7/01/16 (ETM)	No Opt. Call	Aaa	$1,854,856
260	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	289,955
25	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 – (ETM)	10/12 at 102.34	Baa1 (5)	27,123
350	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured	5/14 at 100.00	AA– (5)	380,587
960	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	1/13 at 100.00	N/R (5)	1,003,008
500	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/19 (Pre-refunded 11/15/12) – AMBAC Insured	11/12 at 100.00	A (5)	503,475
1,305	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aaa	1,326,546
730	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16 (Pre-refunded 8/15/14)	8/14 at 100.00	Aa2 (5)	797,489
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds, Series 2002B, 5.000%, 11/15/21 (Pre-refunded 11/15/12)	11/12 at 100.00	AA– (5)	2,515,775
8,255	Total U.S. Guaranteed			8,698,814
	Utilities – 5.0% (5.0% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,129,670
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	1,684,890
1,500	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	1,679,175
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A	265,430
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A	446,220
1,000	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–	1,027,110
500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)	11/12 at 100.00	Baa2	502,390
250	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%, 11/15/24 (Mandatory put 11/15/14) (Alternative Minimum Tax)	11/12 at 100.00	Baa2	251,680
25	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	28,374
	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
270	5.300%, 1/01/13 (Alternative Minimum Tax)	No Opt. Call	N/R	270,081
575	5.500%, 1/01/23 (Alternative Minimum Tax)	1/13 at 100.00	N/R	575,052
7,270	Total Utilities			7,860,072

Nuveen Investments	29

Nuveen New York Municipal Value Fund, Inc. (continued)
NNY	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 3.9% (4.0% of Total Investments)
$4,440	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	$5,075,096
1,000	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2012B, 5.000%, 2/15/42	No Opt. Call	AAA	1,161,990
5,440	Total Water and Sewer			6,237,086
$143,890	Total Investments (cost $144,817,928) – 99.5%			157,232,059
	Floating Rate Obligations – (2.1)%			(3,255,000)
	Other Assets Less Liabilities – 2.6%			4,001,467
	Net Assets Applicable to Common shares – 100%			$157,978,526

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

30	Nuveen Investments

Nuveen New York Municipal Value Fund 2
NYV	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.0% (4.1% of Total Investments)
$1,350	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$1,536,746
	Education and Civic Organizations – 10.6% (10.7% of Total Investments)
1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BBB–	1,170,204
380	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	BBB	432,049
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	Aa2	1,123,550
4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured	No Opt. Call	AA–	1,347,251
7,475	Total Education and Civic Organizations			4,073,054
	Health Care – 20.8% (21.1% of Total Investments)
290	Albany Capital Resource Corporation, New York, St. Peter’s Hospital Project, Series 2011, 6.000%, 11/15/25	11/20 at 100.00	A3	348,357
700	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	Baa2	752,045
500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	530,030
50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	55,431
1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/27 – RAAI Insured	1/13 at 100.00	A3	1,001,210
85	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.250%, 12/01/37	12/18 at 100.00	Ba1	93,128
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2006B, 5.000%, 11/01/34	11/16 at 100.00	A3	1,595,925
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37	5/19 at 100.00	A–	1,716,465
1,010	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	1,106,748
725	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	794,368
7,360	Total Health Care			7,993,707
	Housing/Multifamily – 12.9% (13.1% of Total Investments)
1,500	New York City Housing Development Corporation, New York, FNMA Backed Progress of Peoples Development Multifamily Rental Housing Revenue Bonds, Series 2005B, 4.950%, 5/15/36 (Alternative Minimum Tax)	11/15 at 100.00	AA+	1,551,825
1,800	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004-H2, 5.125%, 11/01/34 (Alternative Minimum Tax)	11/14 at 100.00	AA	1,844,982
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A, 5.250%, 11/01/41	5/19 at 100.00	Aa2	1,074,760
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	484,785
4,750	Total Housing/Multifamily			4,956,352

Nuveen Investments	31

Nuveen New York Municipal Value Fund 2 (continued)
NYV	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 5.6% (5.7% of Total Investments)
$1,500	New York City, New York, General Obligation Bonds, Fiscal 2009 Series J1, 5.000%, 5/15/36	5/19 at 100.00	AA	$1,701,780
400	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/24 – AGM Insured	10/21 at 100.00	AA–	452,184
1,900	Total Tax Obligation/General			2,153,964
	Tax Obligation/Limited – 29.8% (30.2% of Total Investments)
1,200	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Education Series 2009A, 5.000%, 3/15/38	3/19 at 100.00	AAA	1,384,056
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB+	1,351,692
1,710	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	1,813,199
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,000	5.000%, 10/15/26 – AGM Insured	10/14 at 100.00	AAA	1,083,300
1,000	5.000%, 10/15/32 – AGM Insured	10/14 at 100.00	AAA	1,082,870
1,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2009-S5, 5.250%, 1/15/39	1/19 at 100.00	AA–	1,697,340
1,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.496%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,388,050
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,666,080
10,110	Total Tax Obligation/Limited			11,466,587
	Transportation – 10.8% (11.0% of Total Investments)
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
500	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	525,670
500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	527,350
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	N/R	1,073,140
155	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	170,928
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	12/15 at 100.00	BBB–	197,474
140	6.000%, 12/01/36	12/20 at 100.00	BBB–	164,384
1,325	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2008A, 5.000%, 11/15/33	5/18 at 100.00	AA–	1,502,775
4,800	Total Transportation			4,161,721
	U.S. Guaranteed – 1.4% (1.4% of Total Investments) (5)
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32 (Pre-refunded 2/18/14)	2/14 at 100.00	A+ (5)	543,535
	Water and Sewer – 2.7% (2.7% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	1,028,734
$39,145	Total Investments (cost $32,351,418) – 98.6%			37,914,400
	Other Assets Less Liabilities – 1.4% (6)			519,622
	Net Assets Applicable to Common Shares – 100%			$38,434,022

32	Nuveen Investments

Investments in Derivatives at September 30, 2012

Forward Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (7)	Date	(Depreciation)(6)
Barclays Bank PLC	$2,750,000	Receive	3-Month USD-LIBOR	3.190%	Semi-Annually	4/30/14	4/30/34	$(226,157)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at September 30, 2012.
(7)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
(IF)	Inverse floating rate investment.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	33

Nuveen New York Performance Plus Municipal Fund, Inc.
NNP	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
$685	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	$699,118
	Consumer Staples – 1.8% (1.2% of Total Investments)
310	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/12 at 100.00	A3	301,726
915	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/13 at 100.00	A1	915,037
235	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	12/12 at 100.00	A3	226,737
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,145	4.750%, 6/01/22	6/16 at 100.00	BBB	2,149,526
930	5.000%, 6/01/26	6/16 at 100.00	BB–	883,407
4,535	Total Consumer Staples			4,476,433
	Education and Civic Organizations – 19.2% (13.3% of Total Investments)
655	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	681,357
925	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BBB–	902,032
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,172,430
1,630	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BBB	1,929,382
1,285	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 1998B, 5.000%, 9/15/13	3/13 at 100.00	BBB–	1,287,519
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	93,713
2,815	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	2,880,533
2,120	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/20 – AMBAC Insured	No Opt. Call	AA–	2,701,410
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	BBB	1,192,930
1,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	1,325,832
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa2	1,137,720
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.250%, 7/01/29	7/19 at 100.00	Baa2	2,257,185
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	998,296
5,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2007, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA–	5,537,200
640	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	714,797
925	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Baa1	947,385
3,880	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	4,081,333
635	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	664,280

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,885	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	$2,152,180
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University Project, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,437,433
580	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	599,181
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
2,000	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	2,041,340
2,300	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	2,308,648
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
3,855	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	3,913,480
1,000	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	BBB	1,023,830
420	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	443,180
1,750	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A, 5.000%, 9/01/41	3/22 at 100.00	A3	1,974,893
1,425	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	1,584,543
660	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB+	747,556
44,925	Total Education and Civic Organizations			48,731,598
	Financials – 1.3% (0.9% of Total Investments)
1,000	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,174,360
1,740	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	2,123,479
2,740	Total Financials			3,297,839
	Health Care – 16.0% (11.1% of Total Investments)
1,000	Dormitory Authority of the State of New York , Revenue Bonds, NYU Hospitals Center, Refunding Series 2007A, 5.000%, 7/01/36	7/17 at 100.00	A–	1,064,950
1,235	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	1,324,451
1,700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,841,338
8,500	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	9,010,509
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.000%, 7/01/26	7/20 at 100.00	A2	388,017
805	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.250%, 12/01/37	12/18 at 100.00	Ba1	881,974
5,590	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	Aa2	6,193,888
2,665	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	2,908,901
1,800	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	1,910,862
3,750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	4,436,438
1,250	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	1,269,988

Nuveen Investments	35

Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
NNP	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$900	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	$911,241
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest System Inc, Series 2010A, 5.750%, 7/01/30	7/20 at 100.00	A–	591,670
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
710	5.250%, 2/01/27	2/17 at 100.00	BBB–	726,082
625	5.500%, 2/01/32	2/17 at 100.00	BBB–	643,275
	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
1,000	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	Aa3	1,015,890
1,250	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,272,488
2,730	Suffolk County Economic Development Corp / Nassau County Local Economic Assistance & Financing Corp., New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	3,137,480
1,100	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/13 at 100.00	B+	1,101,661
37,460	Total Health Care			40,631,103
	Housing/Multifamily – 5.1% (3.5% of Total Investments)
4,530	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – NPFG (UB) (4)	7/15 at 100.00	AA–	4,835,503
5	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A, 5.500%, 11/01/34 (Alternative Minimum Tax)	11/12 at 100.00	AA	5,035
1,500	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	1,544,715
345	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	377,064
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2007B, 5.300%, 11/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	2,113,440
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A, 5.000%, 11/01/42	5/20 at 100.00	Aa2	2,161,020
690	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	723,941
1,100	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (Alternative Minimum Tax)	2/13 at 100.00	Aa1	1,102,409
12,170	Total Housing/Multifamily			12,863,127
	Housing/Single Family – 3.4% (2.4% of Total Investments)
2,295	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,349,139
755	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	785,766
850	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	901,221
2,855	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 97, 5.500%, 4/01/31 (Alternative Minimum Tax)	10/12 at 100.00	Aa1	2,858,426
1,660	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	1,688,652
8,415	Total Housing/Single Family			8,583,204
	Long-Term Care – 3.2% (2.2% of Total Investments)
1,070	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	1,174,272
645	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	622,657

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
$50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	$47,778
425	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	381,803
1,615	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	1,614,871
355	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	1/13 at 100.00	N/R	355,799
795	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/13 at 100.50	N/R	802,600
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,965	5.500%, 7/01/18	7/16 at 101.00	N/R	1,932,912
755	5.800%, 7/01/23	7/16 at 101.00	N/R	741,667
340	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.800%, 7/01/23	7/16 at 101.00	N/R	333,996
8,015	Total Long-Term Care			8,008,355
	Materials – 0.2% (0.2% of Total Investments)
575	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	597,615
	Tax Obligation/General – 14.0% (9.7% of Total Investments)
10,000	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/26 (UB)	12/17 at 100.00	AA	11,883,300
400	New York City, New York, General Obligation Bonds, Fiscal 2009 Series E, 5.000%, 8/01/28	8/19 at 100.00	AA	470,072
3,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	3,379,530
6,400	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (UB)	6/16 at 100.00	AA	7,302,208
1,800	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/16 (UB)	8/14 at 100.00	AA	1,963,818
	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012:
4,365	5.000%, 4/01/26	No Opt. Call	AA	5,324,689
1,915	5.000%, 4/01/29	No Opt. Call	AA	2,309,816
2,500	New York City, New York, General Obligation Bonds, Series 2004E, 5.000%, 11/01/19 – AGM Insured (UB)	11/14 at 100.00	AA	2,738,025
30,380	Total Tax Obligation/General			35,371,458
	Tax Obligation/Limited – 34.5% (23.9% of Total Investments)
2,400	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.000%, 11/01/23	11/13 at 100.00	AAA	2,517,240
345	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993B, 6.000%, 7/01/14 – AGM Insured	No Opt. Call	AA–	365,427
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AA–	1,094,080
2,500	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993A, 5.875%, 5/15/17 – FGIC Insured	No Opt. Call	AA–	2,921,275
35	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	No Opt. Call	AAA	38,683
2,700	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	3,193,560
500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	530,175
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
5,000	5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	5,031,750
2,500	5.000%, 11/15/30	11/12 at 100.00	AA	2,513,625
2,175	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.750%, 7/01/18	No Opt. Call	AA–	2,713,682
1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	1,701,420

Nuveen Investments	37

Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
NNP	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
$2,670	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	$2,907,523
2,125	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	2,303,373
2,475	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	2,685,920
3,100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	3,538,030
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1:
1,570	5.000%, 2/01/35	No Opt. Call	AAA	1,837,355
1,915	5.000%, 2/01/37	No Opt. Call	AAA	2,224,081
45	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	2/13 at 100.00	AAA	45,695
3,640	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	4,284,717
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Tender Option Bond Trust 3545, 13.662%, 5/01/32 (IF)	5/19 at 100.00	AAA	3,353,592
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35	11/20 at 100.00	AAA	3,072,000
1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	1,196,440
1,000	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	1,057,090
5,000	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	5,928,200
2,030	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,248,002
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,132,520
2,800	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	3,234,532
5,600	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	7,174,944
1,600	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	1,917,232
6,700	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	6,923,176
3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	3,104,970
1,045	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 – AGM Insured	3/15 at 100.00	AAA	1,102,297
1,950	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	2,082,581
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	1,548,000
86,000	Total Tax Obligation/Limited			87,523,187
	Transportation – 12.7% (8.8% of Total Investments)
340	Albany Parking Authority, New York, Revenue Bonds, Series 2001B, 5.250%, 10/15/12	No Opt. Call	N/R	340,466
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	A	1,701,525
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.000%, 11/15/34	11/20 at 100.00	A	2,252,040
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46	11/20 at 100.00	N/R	1,071,860

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,900	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/12 at 100.00	BB	$1,882,368
1,550	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	1,638,707
1,420	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,565,919
215	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	232,417
1,100	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	1,211,001
3,380	New York State Thruway Authority, General Revenue Bonds, Series 2012I, 5.000%, 1/01/42	1/22 at 100.00	A+	3,822,070
1,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/13 at 100.00	BBB	1,011,400
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,300	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	2,544,881
1,080	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,185,959
770	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	1,182,812
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	1,138,410
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
520	6.500%, 12/01/28	12/15 at 100.00	BBB–	570,482
2,500	6.000%, 12/01/36	12/20 at 100.00	BBB–	2,935,425
2,040	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	12/12 at 100.00	N/R	1,330,386
2,400	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.250%, 11/15/22 – NPFG Insured	11/12 at 100.00	A+	2,414,736
1,750	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.081%, 5/15/16 (IF)	No Opt. Call	AA–	2,258,305
30,765	Total Transportation			32,291,169
	U.S. Guaranteed – 12.5% (8.7% of Total Investments) (6)
1,520	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32 (Pre-refunded 2/01/13)	2/13 at 102.00	Aaa	1,576,514
655	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (6)	730,463
5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1998A, 4.500%, 4/01/18 (Pre-refunded 10/01/15) – FGIC Insured	10/15 at 100.00	AA+ (6)	5,623,600
2,620	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aaa	2,663,256
2,950	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2003B, 5.000%, 3/15/22 (Pre-refunded 3/15/13)	3/13 at 100.00	AA+ (6)	3,016,257
255	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/30 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (6)	284,379
1,600	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1993B, 5.000%, 1/01/20 (ETM)	No Opt. Call	AA+ (6)	1,980,624
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)	1/22 at 100.00	AA+ (6)	9,965,774
5,750	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds, Series 2002B, 5.000%, 11/15/21 (Pre-refunded 11/15/12)	11/12 at 100.00	AA– (6)	5,786,282
27,850	Total U.S. Guaranteed			31,627,149

Nuveen Investments	39

Nuveen New York Performance Plus Municipal Fund, Inc. (continued)
NNP	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 8.4% (5.9% of Total Investments)
$2,200	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	$2,485,274
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,100	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	3,482,106
3,100	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	3,470,295
2,380	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A	2,655,009
2,300	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–	2,362,353
2,000	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)	11/12 at 100.00	Baa2	2,013,360
820	Power Authority of the State of New York, General Revenue Bonds, Series 2006A, 5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	Aa2	930,659
4,000	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/13 at 100.00	N/R	4,000,360
19,900	Total Utilities			21,399,416
	Water and Sewer – 11.6% (8.0% of Total Investments)
1,995	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	2,108,336
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	3,623,010
12,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44	12/21 at 100.00	AA+	13,716,476
3,840	New York State Environmental Facilities Corporation, Revenue Bonds, State Revolving Funds Master Financing, Series 2010C, 5.000%, 10/15/35	4/20 at 100.00	AAA	4,480,704
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2002F:
1,345	5.250%, 11/15/19	11/12 at 100.00	AAA	1,353,864
4,060	5.250%, 11/15/20	11/12 at 100.00	AAA	4,086,756
26,240	Total Water and Sewer			29,369,146
$340,655	Total Investments (cost $335,148,220) – 144.2%			365,469,917
	Floating Rate Obligations – (13.7)%			(34,645,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (35.1)% (7)			(89,000,000)
	Other Assets Less Liabilities – 4.6%			11,601,229
	Net Assets Applicable to Common Shares – 100%			$253,426,146

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 24.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

Nuveen New York Dividend Advantage Municipal Fund
NAN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 2.9% (2.0% of Total Investments)
$950	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	$969,580
3,350	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	3,410,937
4,300	Total Consumer Discretionary			4,380,517
	Consumer Staples – 2.9% (2.0% of Total Investments)
205	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/12 at 100.00	A3	199,529
730	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	11/12 at 100.00	BBB+	729,942
135	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	12/12 at 100.00	A3	130,253
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
720	4.750%, 6/01/22	6/16 at 100.00	BBB	721,519
2,625	5.000%, 6/01/26	6/16 at 100.00	BB–	2,493,488
4,415	Total Consumer Staples			4,274,731
	Education and Civic Organizations – 16.7% (11.5% of Total Investments)
380	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	395,291
550	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BBB–	536,344
1,725	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	2,012,351
965	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BBB	1,142,242
120	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	124,951
1,635	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,673,063
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	1,036,950
705	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	769,310
700	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	798,637
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	1,144,540
680	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	759,472
1,630	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Project, Series 2007-A2, 4.500%, 8/01/36	8/17 at 100.00	Baa1	1,669,446
1,300	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	1,367,457
370	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	387,061
250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi University Project, Series 2009B, 5.250%, 2/01/39	2/19 at 100.00	A	278,208
1,085	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,238,788
330	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	340,913

Nuveen Investments	41

Nuveen New York Dividend Advantage Municipal Fund (continued)
NAN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006:
$160	5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	BB+	$163,555
1,000	5.000%, 1/01/39 – AMBAC Insured	1/17 at 100.00	BB+	1,020,670
1,630	4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	1,636,129
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
2,240	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	2,273,981
1,000	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	BBB	1,023,830
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of American Art, Series 2011, 5.000%, 7/01/31	1/21 at 100.00	A	1,135,500
245	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	258,522
1,050	St. Lawrence County Industrial Development Agency Civic Development Corporation, New York, Revenue Bonds, Clarkson University Project, Series 2012A, 5.250%, 9/01/33	3/22 at 100.00	A3	1,224,384
535	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	594,899
23,285	Total Education and Civic Organizations			25,006,494
	Financials – 2.3% (1.6% of Total Investments)
1,100	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	1,291,796
1,740	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	2,123,479
2,840	Total Financials			3,415,275
	Health Care – 19.2% (13.2% of Total Investments)
1,185	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Memorial Hospital of William F. and Gertrude F. Jones Inc., Series 1999, 5.250%, 8/01/19 – NPFG Insured	2/13 at 100.00	BBB	1,188,034
625	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	BBB	670,269
3,600	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	3,816,216
200	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	222,700
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997:
1,505	5.500%, 7/01/17 – RAAI Insured	1/13 at 100.00	A3	1,508,446
2,000	5.500%, 7/01/27 – RAAI Insured	1/13 at 100.00	A3	2,002,420
1,000	Dormitory Authority of the State of New York, North Shore Long Island Jewish Obligated Group Revenue Bonds, Series 2011A, 5.000%, 5/01/41	5/21 at 100.00	A–	1,106,140
3,160	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	Aa2	3,501,375
1,290	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	1,408,061
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	1,061,590
2,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	2,191,580
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	887,288
500	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	507,995
600	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	607,494

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$420	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	1/13 at 100.00	BB	$420,277
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
410	5.250%, 2/01/27	2/17 at 100.00	BBB–	419,287
360	5.500%, 2/01/32	2/17 at 100.00	BBB–	370,526
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochestor Project, Series 2010, 5.750%, 8/15/35	2/21 at 100.00	Aa2	876,054
1,750	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	1,781,483
470	Suffolk County Economic Development Corp / Nassau County Local Economic Assistance & Financing Corp., New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2011, 5.000%, 7/01/28	7/21 at 100.00	A–	540,152
2,570	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 1999A, 5.650%, 2/01/39	2/13 at 100.00	N/R	2,673,648
950	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/13 at 100.00	B+	951,435
27,060	Total Health Care			28,712,470
	Housing/Multifamily – 6.4% (4.4% of Total Investments)
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40	5/20 at 100.00	AA–	427,708
2,585	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A, 5.000%, 7/01/25 – NPFG Insured (UB) (4)	7/15 at 100.00	AA–	2,759,332
750	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	772,358
4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2009J, 4.800%, 5/01/36	5/19 at 100.00	AA	4,257,558
290	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	316,953
600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B, 4.500%, 11/01/29	5/19 at 100.00	Aa2	646,380
405	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	424,922
9,030	Total Housing/Multifamily			9,605,211
	Housing/Single Family – 2.7% (1.8% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (Alternative Minimum Tax)	No Opt. Call	N/R	810,114
1,350	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	1,381,847
440	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	457,930
495	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	524,829
840	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	854,498
3,770	Total Housing/Single Family			4,029,218
	Long-Term Care – 4.8% (3.3% of Total Investments)
2,000	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Gurwin Jewish Geriatric Center of Long Island, Series 2005A, 4.900%, 2/15/41	2/15 at 100.00	AA	2,074,900
585	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	642,008
375	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	362,010

Nuveen Investments	43

Nuveen New York Dividend Advantage Municipal Fund (continued)
NAN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$250	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005, 5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	$224,590
960	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	959,923
175	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19	1/13 at 100.00	N/R	175,394
440	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/13 at 100.50	N/R	444,206
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
1,140	5.500%, 7/01/18	7/16 at 101.00	N/R	1,121,384
635	5.800%, 7/01/23	7/16 at 101.00	N/R	623,786
505	Yonkers Industrial Development Agency, New York, FHA-Insured Mortgage Revenue Bonds, Michael Malotz Skilled Nursing Pavilion, Series 1999, 5.450%, 2/01/29 – NPFG Insured	2/13 at 100.00	BBB	506,131
7,065	Total Long-Term Care			7,134,332
	Materials – 0.2% (0.1% of Total Investments)
330	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	342,979
	Tax Obligation/General – 15.9% (10.9% of Total Investments)
6,590	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	7,871,162
2,000	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/23	8/19 at 100.00	AA	2,367,500
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	No Opt. Call	AA	1,166,631
3,700	New York City, New York, General Obligation Bonds, Fiscal Series 2007A, 5.000%, 8/01/25	8/16 at 100.00	AA	4,242,788
1,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/16 (UB)	8/14 at 100.00	AA	1,091,010
	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012:
3,300	5.000%, 4/01/26	No Opt. Call	AA	4,025,538
1,025	5.000%, 4/01/29	No Opt. Call	AA	1,236,324
	Rochester, New York, General Obligation Bonds, Series 1999:
720	5.250%, 10/01/18 – NPFG Insured	No Opt. Call	Aa3	886,435
720	5.250%, 10/01/19 – NPFG Insured	No Opt. Call	Aa3	898,985
20,035	Total Tax Obligation/General			23,786,373
	Tax Obligation/Limited – 36.7% (25.2% of Total Investments)
1,000	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.250%, 11/01/21	11/13 at 100.00	AAA	1,053,940
590	Dormitory Authority of the State of New York, Department of Health Revenue Bonds, Series 2005A, 5.250%, 7/01/24 – CIFG Insured	7/15 at 100.00	AA–	656,676
1,850	Dormitory Authority of the State of New York, Secured Hospital Revenue Refunding Bonds, Wyckoff Heights Medical Center, Series 1998H, 5.300%, 8/15/21 – NPFG Insured	2/13 at 100.00	AA–	1,857,326
10	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	No Opt. Call	AAA	11,052
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
2,000	5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	2,012,700
2,000	5.000%, 11/15/30	11/12 at 100.00	AA	2,010,900
1,130	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	1,144,408
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,100	5.000%, 10/15/25 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	1,197,856
810	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	877,991
2,375	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	2,577,398
2,100	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	2,396,730

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1:
$840	5.000%, 2/01/35	No Opt. Call	AAA	$983,044
1,025	5.000%, 2/01/37	No Opt. Call	AAA	1,190,435
30	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	2/13 at 100.00	AAA	30,463
2,115	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	2,489,609
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2011C:
2,500	5.500%, 11/01/35	11/20 at 100.00	AAA	3,072,000
2,000	5.000%, 11/01/39	11/20 at 100.00	AAA	2,318,920
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, SubSeries 2011D-1, 5.250%, 2/01/30	No Opt. Call	AAA	1,202,110
4,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	4,785,758
1,000	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	1,057,090
2,920	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/26 (UB)	12/17 at 100.00	AAA	3,468,551
1,190	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	1,317,794
1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/21 – AMBAC Insured	10/15 at 100.00	AA	1,132,520
1,625	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	1,877,184
3,400	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	4,356,216
510	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A, 5.000%, 3/15/29	9/20 at 100.00	AAA	611,118
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
4,000	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	4,133,238
2,000	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	2,066,620
1,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	1,034,990
1,330	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.496%, 3/15/37 (IF) (4)	3/17 at 100.00	AAA	1,846,107
48,450	Total Tax Obligation/Limited			54,770,744
	Transportation – 17.7% (12.2% of Total Investments)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/25 – AGM Insured	11/13 at 100.00	AA–	2,089,940
3,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2007B, 5.000%, 11/15/33	11/17 at 100.00	A	3,292,980
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.000%, 11/15/34	11/20 at 100.00	A	1,126,020
1,560	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012C, 5.000%, 11/15/41	11/22 at 100.00	A	1,751,708
1,750	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,845,725
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37	10/17 at 100.00	N/R	107,314
2,000	5.875%, 10/01/46	10/17 at 102.00	N/R	1,071,860

Nuveen Investments	45

Nuveen New York Dividend Advantage Municipal Fund (continued)
NAN	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$105	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/12 at 100.00	BB	$104,026
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/13 at 100.50	C	1,019,400
900	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	951,507
	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
410	5.000%, 5/15/20 (Alternative Minimum Tax)	11/12 at 100.00	B–	406,007
1,000	5.125%, 5/15/30 (Alternative Minimum Tax)	11/12 at 100.00	B–	973,900
845	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	931,832
160	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	A+	172,962
700	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	770,637
845	New York State Thruway Authority, General Revenue Bonds, Series 2012I, 5.000%, 1/01/42	1/22 at 100.00	A+	955,518
500	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/13 at 100.00	BBB	505,700
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,300	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,438,411
615	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	675,338
440	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	675,893
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	2,276,820
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
290	6.500%, 12/01/28	12/15 at 100.00	BBB–	318,153
1,470	6.000%, 12/01/36	12/20 at 100.00	BBB–	1,726,030
1,000	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.081%, 5/15/16 (IF)	No Opt. Call	AA–	1,290,460
25,090	Total Transportation			26,478,141
	U.S. Guaranteed – 4.4% (3.0% of Total Investments) (5)
175	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	195,162
550	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 (Pre-refunded 5/01/14) – AGM Insured (UB)	5/14 at 100.00	AA– (5)	598,065
535	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	1/13 at 100.00	N/R (5)	558,968
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/22 (Pre-refunded 11/15/12) – FGIC Insured	11/12 at 100.00	A (5)	1,006,460
1,640	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aaa	1,667,076
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds, Series 2002B, 5.000%, 11/15/21 (Pre-refunded 11/15/12)	11/12 at 100.00	AA– (5)	2,515,775
6,400	Total U.S. Guaranteed			6,541,506
	Utilities – 6.6% (4.5% of Total Investments)
1,300	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42	2/20 at 100.00	Baa3	1,468,571
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
2,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	2,808,150
500	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	559,725

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$2,380	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A	$2,655,009
1,400	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–	1,437,954
250	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%, 11/15/24 (Mandatory put 11/15/14) (Alternative Minimum Tax)	11/12 at 100.00	Baa2	251,680
600	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/12 at 100.00	Baa2	601,992
8,930	Total Utilities			9,783,081
	Water and Sewer – 6.3% (4.3% of Total Investments)
1,185	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	1,252,320
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2010 Series 2009BB, 5.000%, 6/15/27	6/19 at 100.00	AA+	2,415,340
4,875	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	5,725,781
8,060	Total Water and Sewer			9,393,441
$199,060	Total Investments (cost $200,986,397) – 145.7%			217,654,513
	Floating Rate Obligations – (11.9)%			(17,735,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (37.1)% (6)			(55,360,000)
	Other Assets Less Liabilities – 3.3%			4,857,713
	Net Assets Applicable to Common Shares – 100%			$149,417,226

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Nuveen New York Dividend Advantage Municipal Fund 2
NXK	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 2.6% (1.8% of Total Investments)
$700	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	$714,427
1,950	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	1,985,471
2,650	Total Consumer Discretionary			2,699,898
	Consumer Staples – 2.0% (1.4% of Total Investments)
205	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	12/12 at 100.00	A3	199,529
455	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.750%, 6/01/33	6/13 at 100.00	A1	455,018
85	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	12/12 at 100.00	A3	82,011
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
540	4.750%, 6/01/22	6/16 at 100.00	BBB	541,139
835	5.000%, 6/01/26	6/16 at 100.00	BB–	793,167
2,120	Total Consumer Staples			2,070,864
	Education and Civic Organizations – 24.1% (16.7% of Total Investments)
260	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2007A, 5.000%, 7/01/31	7/17 at 100.00	BBB	270,462
380	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/37	4/17 at 100.00	BBB–	370,565
1,225	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	1,429,061
670	Buffalo and Erie County Industrial Land Development Corporation, New York, Tax-Exempt Revenue Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40	12/20 at 100.00	BBB	793,059
90	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	93,713
1,125	Dormitory Authority of the State of New York, General Revenue Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 – RAAI Insured	7/17 at 100.00	N/R	1,151,190
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured	No Opt. Call	BBB	1,192,930
2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – NPFG Insured	1/13 at 100.00	BBB	2,006,400
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – SYNCORA GTY Insured	No Opt. Call	Aa2	1,036,950
485	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/15 at 100.00	Aa2	529,242
1,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2011A, 5.000%, 7/01/41	No Opt. Call	Aa2	1,706,580
1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	Aa2	1,151,160
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 – NPFG Insured	1/13 at 100.00	BBB	1,001,340
175	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.250%, 7/01/30	7/20 at 100.00	A–	199,659
2,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa1	2,289,080
280	Dormitory Authority of the State of New York, Revenue Bonds, St. Joseph’s College, Series 2010, 5.250%, 7/01/35	7/20 at 100.00	Baa1	312,724
1,835	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College Refunding, Series 2007-A1, 5.000%, 8/01/46	8/17 at 100.00	Baa1	1,930,218

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$265	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A	$277,219
1,475	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Series 2009, 5.750%, 7/01/39	7/19 at 100.00	BBB+	1,684,067
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/30	6/21 at 100.00	BBB+	1,006,101
245	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, St. Francis College, Series 2004, 5.000%, 10/01/34	10/14 at 100.00	A–	253,102
1,120	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%, 1/01/42 – AMBAC Insured	1/17 at 100.00	BB+	1,124,211
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
1,460	4.500%, 3/01/39 – FGIC Insured	9/16 at 100.00	BBB	1,482,148
750	4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	BBB	767,873
170	Seneca County Industrial Development Authority, New York, Revenue Bonds, New York Chiropractic College, Series 2007, 5.000%, 10/01/27	10/17 at 100.00	BBB	179,382
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010A, 5.125%, 9/01/40	9/20 at 100.00	A–	333,588
340	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41	6/19 at 100.00	BBB+	385,104
23,040	Total Education and Civic Organizations			24,957,128
	Financials – 2.1% (1.4% of Total Investments)
500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	587,180
1,305	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	1,592,609
1,805	Total Financials			2,179,789
	Health Care – 12.0% (8.3% of Total Investments)
1,620	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005, 5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	BBB	1,754,687
1,700	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	N/R	1,802,102
150	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue Bonds, Series 2010, 5.200%, 7/01/32	7/20 at 100.00	A2	167,025
375	Dormitory Authority of the State of New York, Insured Revenue Bonds, Franciscan Health Partnership Obligated Group – Frances Shervier Home and Hospital, Series 1997, 5.500%, 7/01/17 – RAAI Insured	1/13 at 100.00	A3	375,859
340	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.250%, 12/01/37	12/18 at 100.00	Ba1	372,511
2,300	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006, 5.000%, 7/01/35 (UB)	7/16 at 100.00	Aa2	2,548,469
480	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – AGM Insured	8/14 at 100.00	AA–	523,930
1,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2007B, 5.625%, 7/01/37	7/17 at 100.00	A–	1,643,685
1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2011A, 6.000%, 7/01/40	7/20 at 100.00	A–	1,183,050
500	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	506,245
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30	1/13 at 100.00	BB	290,191

Nuveen Investments	49

Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
NXK	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Oneida Health System, Series 2007A:
$275	5.250%, 2/01/27	2/17 at 100.00	BBB–	$281,229
250	5.500%, 2/01/32	2/17 at 100.00	BBB–	257,310
500	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	Aa3	508,995
215	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/13 at 100.00	B+	215,325
11,495	Total Health Care			12,430,613
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
500	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	514,905
70	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2010D-1A, 5.000%, 11/01/42	5/20 at 100.00	AA	76,506
290	New York State Housing Finance Agency, Affordable Housing Revenue, Series 2007A, 5.250%, 11/01/38 (Alternative Minimum Tax)	11/17 at 100.00	Aa2	304,265
860	Total Housing/Multifamily			895,676
	Housing/Single Family – 1.6% (1.1% of Total Investments)
950	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	972,411
300	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 145, 5.125%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	Aa1	312,225
340	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 148, 5.200%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	360,488
1,590	Total Housing/Single Family			1,645,124
	Long-Term Care – 5.2% (3.6% of Total Investments)
440	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA+	482,878
2,120	Dormitory Authority of the State of New York, Insured Revenue Bonds, Rehabilitation Association Pooled Loan Program 1, Series 2001A, 5.000%, 7/01/23 – AMBAC Insured	7/13 at 100.00	A2	2,148,323
255	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Ba3	246,167
	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	N/R	47,778
175	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	N/R	157,213
665	East Rochester Housing Authority, New York, Senior Living Revenue Bonds, Woodland Village Project, Series 2006, 5.500%, 8/01/33	8/16 at 101.00	N/R	664,947
310	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001A-1, 7.250%, 7/01/16	1/13 at 100.50	N/R	312,964
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1:
355	5.500%, 7/01/18	7/16 at 101.00	N/R	349,203
440	5.800%, 7/01/23	7/16 at 101.00	N/R	432,230
430	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.500%, 7/01/18	7/16 at 100.00	N/R	422,978
170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23	7/16 at 101.00	N/R	166,998
5,410	Total Long-Term Care			5,431,679
	Materials – 0.2% (0.2% of Total Investments)
230	Jefferson County Industrial Development Agency, New York, Solid Waste Disposal Revenue Bonds, International Paper Company Project, Series 2003A, 5.200%, 12/01/20 (Alternative Minimum Tax)	12/13 at 100.00	BBB	239,046

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 13.2% (9.1% of Total Investments)
$4,540	New York City, New York, General Obligation Bonds, Fiscal 2007 Series D-1, 5.125%, 12/01/25 (UB)	12/17 at 100.00	AA	$5,422,621
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series F, 5.000%, 8/01/31	2/22 at 100.00	AA	1,189,200
45	New York City, New York, General Obligation Bonds, Fiscal Series 1998H, 5.375%, 8/01/27 – NPFG Insured	2/13 at 100.00	AA	45,181
2,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/19 – SYNCORA GTY Insured	9/15 at 100.00	AA	2,253,020
2,600	New York City, New York, General Obligation Bonds, Fiscal Series 2006J-1, 5.000%, 6/01/25 (UB)	6/16 at 100.00	AA	2,966,522
750	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/16 (UB)	8/14 at 100.00	AA	818,258
835	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012, 5.000%, 4/01/29	No Opt. Call	AA	1,007,152
11,770	Total Tax Obligation/General			13,701,954
	Tax Obligation/Limited – 38.1% (26.4% of Total Investments)
1,000	Battery Park City Authority, New York, Lease Revenue Bonds, Senior Lien Series 2003A, 5.250%, 11/01/21	11/13 at 100.00	AAA	1,053,940
5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – AGM Insured	No Opt. Call	AAA	5,526
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	2,365,600
5,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47	2/17 at 100.00	A	5,301,750
1,750	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – AGM Insured	11/12 at 100.00	AA	1,761,113
560	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	567,140
1,425	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/26 – AGM Insured	10/14 at 100.00	AAA	1,543,703
	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,140	5.000%, 10/15/25- NPFG Insured (UB) (4)	10/14 at 100.00	AAA	1,241,414
835	5.000%, 10/15/26 – NPFG Insured (UB) (4)	10/14 at 100.00	AAA	905,090
750	5.000%, 10/15/29 – AMBAC Insured (UB) (4)	10/14 at 100.00	AAA	813,915
1,300	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2007S-2, 5.000%, 1/15/28 – FGIC Insured	1/17 at 100.00	AA–	1,483,690
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal 2012 Series E-1:
680	5.000%, 2/01/35	No Opt. Call	AAA	795,797
835	5.000%, 2/01/37	No Opt. Call	AAA	969,769
15	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 – FGIC Insured	2/13 at 100.00	AAA	15,232
1,200	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 5.000%, 11/01/30	5/17 at 100.00	AAA	1,387,344
1,460	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/27	11/17 at 100.00	AAA	1,718,595
3,775	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue Bonds, Refunding Subordinate Lien Series 2010D, 5.000%, 11/01/25	5/20 at 100.00	AAA	4,505,274
1,000	New York City, New York, Educational Construction Fund, Revenue Bonds, Series 2011A, 5.750%, 4/01/41	4/21 at 100.00	AA–	1,196,440
1,000	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	1,057,090
2,020	New York State Environmental Facilities Corporation, State Personal Income Tax Revenue Bonds, Series 2008A, 5.000%, 12/15/27 (UB)	12/17 at 100.00	AAA	2,394,993
840	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	930,208

Nuveen Investments	51

Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
NXK	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,125	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2007, 5.000%, 4/01/27	10/17 at 100.00	AA	$1,299,589
2,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (4)	No Opt. Call	AA	2,946,852
2,100	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	2,169,951
1,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	1,034,990
35,115	Total Tax Obligation/Limited			39,465,005
	Transportation – 19.8% (13.7% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2007B, 5.000%, 11/15/33	11/17 at 100.00	A	2,744,150
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D, 5.000%, 11/15/34	11/20 at 100.00	A	1,126,020
1,250	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,318,375
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46	10/17 at 102.00	N/R	803,895
50	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/12 at 100.00	BB	49,536
1,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/13 at 100.50	C	1,019,400
650	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, Terminal One Group JFK Project, Series 2005, 5.500%, 1/01/24 (Alternative Minimum Tax)	1/16 at 100.00	A3	687,200
	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
45	5.000%, 5/15/20 (Alternative Minimum Tax)	11/12 at 100.00	B–	44,562
750	5.125%, 5/15/30 (Alternative Minimum Tax)	11/12 at 100.00	B–	730,425
585	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	645,115
300	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured (UB)	7/15 at 100.00	AA–	330,273
3,400	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – NPFG Insured (Alternative Minimum Tax)	4/13 at 100.00	BBB	3,438,760
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	AA–	1,106,470
280	5.000%, 12/01/31 – SYNCORA GTY Insured	6/15 at 101.00	AA–	307,471
310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.214%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA–	476,197
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty Sixth Series 2011, 5.000%, 1/15/41	1/21 at 100.00	AA–	2,276,820
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
210	6.500%, 12/01/28	12/15 at 100.00	BBB–	230,387
1,030	6.000%, 12/01/36	12/20 at 100.00	BBB–	1,209,395
780	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E, 5.500%, 11/15/20 – NPFG Insured	No Opt. Call	A+	993,572
750	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Tender Option Bond Trust 1184, 9.081%, 5/15/16 (IF)	No Opt. Call	AA–	967,845
19,390	Total Transportation			20,505,868

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 8.1% (5.6% of Total Investments) (5)
$120	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AA– (5)	$133,825
460	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.000%, 11/15/25 (Pre-refunded 11/15/12) – FGIC Insured	11/12 at 100.00	A (5)	462,898
985	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aaa	1,001,262
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 (Pre-refunded 2/01/13) – NPFG Insured	2/13 at 100.00	Aaa	1,016,510
	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds, Series 2001A:
1,070	5.250%, 5/15/23 (Pre-refunded 11/05/12) – AMBAC Insured	11/12 at 100.00	A1 (5)	1,075,532
1,125	5.250%, 5/15/24 (Pre-refunded 11/05/12) – AMBAC Insured	11/12 at 100.00	A1 (5)	1,130,816
	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital, Series 2002C:
425	6.000%, 11/01/22 (Pre-refunded 11/01/12)	11/12 at 100.00	N/R (5)	427,274
610	5.875%, 11/01/32 (Pre-refunded 11/01/12)	11/12 at 100.00	N/R (5)	613,196
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds, Series 2002B, 5.000%, 11/15/21 (Pre-refunded 11/15/12)	11/12 at 100.00	AA– (5)	2,515,775
8,295	Total U.S. Guaranteed			8,377,088
	Utilities – 8.3% (5.7% of Total Investments)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
1,700	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	1,909,542
1,700	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	A	1,903,065
250	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35 – CIFG Insured	6/16 at 100.00	A	265,430
900	Nassau County Industrial Development Authority, New York, Keyspan Glenwood Energy Project, Series 2003, 5.250%, 6/01/27 (Alternative Minimum Tax)	6/13 at 100.00	A–	924,399
450	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue	11/12 at 100.00	Baa2	452,151
	Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)
2,000	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)	11/12 at 100.00	Baa2	2,013,360
	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
330	5.300%, 1/01/13 (Alternative Minimum Tax)	No Opt. Call	N/R	330,098
750	5.500%, 1/01/23 (Alternative Minimum Tax)	1/13 at 100.00	N/R	750,067
8,080	Total Utilities			8,548,112

Nuveen Investments	53

Nuveen New York Dividend Advantage Municipal Fund 2 (continued)
NXK	Portfolio of Investments
September 30, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 6.4% (4.4% of Total Investments)
$820	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	$866,582
4,875	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Series 2011B, 5.000%, 6/15/41	6/21 at 100.00	AAA	5,725,783
5,695	Total Water and Sewer			6,592,365
$137,545	Total Investments (cost $138,837,008) – 144.6%			149,740,209
	Floating Rate Obligations – (11.7)%			(12,150,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (36.6)% (6)			(37,890,000)
	Other Assets Less Liabilities – 3.7%			3,826,773
	Net Assets Applicable to Common Shares – 100%			$103,526,982

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 25.3%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

54	Nuveen Investments

Statement of
Assets & Liabilities
September 30, 2012

					New York		New York		New York
	New York		New York		Performance		Dividend		Dividend
	Value		Value 2		Plus		Advantage		Advantage 2
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)
Assets
Investments, at value (cost $144,817,928, $32,351,418, $335,148,220, $200,986,397 and $138,837,008, respectively)	$157,232,059		$37,914,400		$365,469,917		$217,654,513		$149,740,209
Cash	2,401,444		298,482		4,628,700		1,920,989		2,974,806
Receivables:
Interest	2,175,705		612,546		5,142,560		3,154,238		2,166,887
Investments sold	15,000		—		1,842,196		—		—
Deferred offering costs	—		—		1,121,481		775,378		442,406
Other assets	3,186		822		124,935		15,590		8,228
Total assets	161,827,394		38,826,250		378,329,789		223,520,708		155,332,536
Liabilities
Floating rate obligations	3,255,000		—		34,645,000		17,735,000		12,150,000
Unrealized depreciation on forward swaps	—		226,157		—		—		—
Payables:
Common share dividends	459,504		117,241		931,115		576,773		412,822
Interest	—		—		—		120,335		80,517
Investments purchased	—		—		—		—		1,139,787
Offering costs	—		—		—		134,692		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		—		55,360,000		37,890,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		—		89,000,000		—		—
Accrued expenses:
Management fees	65,848		18,766		187,733		111,363		77,704
Directors/Trustees fees	922		223		42,445		1,282		887
Other	67,594		29,841		97,350		64,037		53,837
Total liabilities	3,848,868		392,228		124,903,643		74,103,482		51,805,554
Net assets applicable to Common shares	$157,978,526		$38,434,022		$253,426,146		$149,417,226		$103,526,982
Common shares outstanding	15,176,332		2,348,763		15,045,625		9,265,330		6,488,516
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$10.41		$16.36		$16.84		$16.13		$15.96

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$151,763		$23,488		$150,456		$92,653		$64,885
Paid-in surplus	144,824,831		33,578,131		219,747,356		131,206,225		92,014,309
Undistributed (Over-distribution of) net investment income	391,069		98,959		3,052,887		1,399,104		476,312
Accumulated net realized gain (loss)	196,732		(603,381)		153,750		51,128		68,275
Net unrealized appreciation (depreciation)	12,414,131		5,336,825		30,321,697		16,668,116		10,903,201
Net assets applicable to Common shares	$157,978,526		$38,434,022		$253,426,146		$149,417,226		$103,526,982
Authorized shares:
Common	250,000,000		Unlimited		200,000,000		Unlimited		Unlimited
Preferred	N/A		N/A		950,000		Unlimited		Unlimited
N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of
Operations
Year Ended September 30, 2012

				New York		New York		New York
	New York		New York	Performance		Dividend		Dividend
	Value		Value 2	Plus		Advantage		Advantage 2
	(NNY	)	(NYV )	(NNP	)	(NAN	)	(NXK	)
Investment Income	$7,377,587		$1,961,854	$16,945,912		$10,178,702		$6,971,249
Expenses
Management fees	801,107		223,872	2,266,516		1,339,980		937,405
Shareholder servicing agent fees and expenses	26,126		649	25,184		23,751		18,048
Interest expense and amortization of offering costs	14,487		—	490,037		1,821,210		1,194,589
Liquidity fees	—		—	921,573		—		—
Remarketing fees	—		—	90,483		—		—
Custodian’s fees and expenses	32,453		11,717	58,616		39,545		29,932
Directors/Trustees fees and expenses	4,590		1,230	10,301		5,685		3,991
Professional fees	22,216		17,647	24,231		30,167		26,965
Shareholder reporting expenses	57,557		14,083	59,217		61,476		43,249
Stock exchange listing fees	8,593		311	8,575		38,597		15,871
Investor relations expense	17,835		4,087	28,048		19,135		13,129
Other expenses	10,895		5,104	43,865		29,254		32,230
Total expenses before custodian fee credit	995,859		278,700	4,026,646		3,408,800		2,315,409
Custodian fee credit	(1,630)		(385)	(4,289)		(2,860)		(1,688)
Net expenses	994,229		278,315	4,022,357		3,405,940		2,313,721
Net investment income (loss)	6,383,358		1,683,539	12,923,555		6,772,762		4,657,528
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	176,773		107,680	715,122		263,666		173,499
Forward swaps	—		(496,286)	—		—		—
Change in net unrealized appreciation (depreciation) of:
Investments	7,141,141		2,341,526	14,379,139		10,658,485		6,934,212
Forward swaps	—		306,743	—		—		—
Net realized and unrealized gain (loss)	7,317,914		2,259,663	15,094,261		10,922,151		7,107,711
Net increase (decrease) in net assets applicable to Common shares from operations	$13,701,272		$3,943,202	$28,017,816		$17,694,913		$11,765,239

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of
Changes in Net Assets

	New York Value (NNY)		New York Value 2 (NYV)		New York Performance Plus (NNP)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11
Operations
Net investment income (loss)	$6,383,358	$6,458,693	$1,683,539	$1,764,275	$12,923,555	$13,224,530
Net realized gain (loss) from:
Investments	176,773	(46,596)	107,680	(163,774)	715,122	(206,266)
Forward swaps	—	—	(496,286)	(55,000)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	7,141,141	(1,332,570)	2,341,526	(1,009,351)	14,379,139	(2,438,462)
Forward swaps	—	—	306,743	(532,900)	—	—
Distributions to Auction Rate Preferred Shareholders from net investment income	N/A	N/A	N/A	N/A	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	13,701,272	5,079,527	3,943,202	3,250	28,017,816	10,579,802
Distributions to Common Shareholders
From net investment income	(6,356,338)	(6,461,857)	(1,577,484)	(1,759,077)	(13,265,348)	(13,264,903)
From accumulated net realized gains	—	(94,046)	—	—	—	(192,507)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(6,356,338)	(6,555,903)	(1,577,484)	(1,759,077)	(13,265,348)	(13,457,410)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	79,085	—	28,388	—	101,538	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	79,085	—	28,388	—	101,538	—
Net increase (decrease) in net assets applicable to Common shares	7,424,019	(1,476,376)	2,394,106	(1,755,827)	14,854,006	(2,877,608)
Net assets applicable to Common shares at the beginning of period	150,554,507	152,030,883	36,039,916	37,795,743	238,572,140	241,449,748
Net assets applicable to Common shares at the end of period	$157,978,526	$150,554,507	$38,434,022	$36,039,916	$253,426,146	$238,572,140
Undistributed (Over-distribution of) net investment income at the end of period	$391,069	$425,507	$98,959	$(7,096)	$3,052,887	$3,376,314
N/A – Fund is not authorized to issue Preferred Shares.

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of
Changes in Net Assets (continued)

	New York		New York
	Dividend Advantage (NAN)		Dividend Advantage 2 (NXK)
	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11
Operations
Net investment income (loss)	$6,772,762	$7,007,064	$4,657,528	$4,806,285
Net realized gain (loss) from:
Investments	263,666	30,513	173,499	(30,343)
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	10,658,485	(878,173)	6,934,212	(814,228)
Forward swaps	—	—	—	—
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(23,288)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	17,694,913	6,136,116	11,765,239	3,961,714
Distributions to Common Shareholders
From net investment income	(7,282,550)	(7,282,550)	(5,177,836)	(5,177,836)
From accumulated net realized gains	(54,665)	(318,727)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(7,337,215)	(7,601,277)	(5,177,836)	(5,177,836)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares	10,357,698	(1,465,161)	6,587,403	(1,216,122)
Net assets applicable to Common shares at the beginning of period	139,059,528	140,524,689	96,939,579	98,155,701
Net assets applicable to Common shares at the end of period	$149,417,226	$139,059,528	$103,526,982	$96,939,579
Undistributed (Over-distribution of) net investment income at the end of period	$1,399,104	$1,635,871	$476,312	$844,685

See accompanying notes to financial statements.

58	Nuveen Investments

Statement of
Cash Flows
Year Ended September 30, 2012

	New York	New York	New York
	Performance	Dividend	Dividend
	Plus	Advantage	Advantage 2
	(NNP )	(NAN )	(NXK )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$28,017,816	$17,694,913	$11,765,239
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(41,079,757)	(19,962,308)	(14,249,637)
Proceeds from sales and maturities of investments	46,179,771	21,239,049	14,538,178
Amortization (Accretion) of premiums and discounts, net	711,980	478,326	363,995
(Increase) Decrease in:
Receivable for interest	174,037	12,836	73,143
Receivable for investments sold	325,075	1,709,186	1,242,164
Other assets	(67)	16,204	35,664
Increase (Decrease) in:
Payable for interest	—	1	—
Payable for investments purchased	—	—	1,139,787
Accrued management fees	3,826	3,222	1,924
Accrued Directors/Trustees fees	359	194	132
Accrued other expenses	8,721	4,468	12,541
Net realized (gain) loss from investments	(715,122)	(263,666)	(173,499)
Change in net unrealized (appreciation) depreciation of investments	(14,379,139)	(10,658,485)	(6,934,212)
Taxes paid on undistributed capital gains	(447)	(2,860)	(4,924)
Net cash provided by (used in) operating activities	19,247,053	10,271,080	7,810,495
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	132,211	283,235	145,615
Increase (Decrease) in:
Cash overdraft balance	(1,264,441)	(1,139,699)	—
Payable for offering costs	(336,759)	(157,485)	(118,393)
Cash distributions paid to Common shareholders	(13,149,364)	(7,336,142)	(5,175,625)
Net cash provided by (used in) financing activities	(14,618,353)	(8,350,091)	(5,148,403)
Net Increase (Decrease) in Cash	4,628,700	1,920,989	2,662,092
Cash at the beginning of period	—	—	312,714
Cash at the End of Period	$4,628,700	$1,920,989	$2,974,806

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consists of reinvestments of Common share distributions as follows:

New York		New York		New York
Performance		Dividend		Dividend
Plus		Advantage		Advantage 2
(NNP	)	(NAN	)	(NXK	)
$101,538		$—		$—
Cash paid for interest (excluding amortization of offering costs) was as follows:
New York		New York		New York
Performance		Dividend		Dividend
Plus		Advantage		Advantage 2
(NNP	)	(NAN	)	(NXK	)
$446,129		$1,537,974		$1,030,117

See accompanying notes to financial statements.

Nuveen Investments	59

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Offering Costs	Ending Common Share Net Asset Value	Ending Market Value
New York Value (NNY)
Year Ended 9/30:
2012	$9.93	$.42		$.48	$.90	$(.42)	$—	$(.42)	$—	$—	$10.41	$10.55
2011	10.02	.43		(.08)	.35	(.43)	(.01)	(.44)	—	—	9.93	9.47
2010	9.91	.42		.14	.56	(.43)	(.02)	(.45)	—	—	10.02	9.88
2009	9.28	.43		.73	1.16	(.43)	(.10)	(.53)	—	—	9.91	9.51
2008	9.94	.43		(.65)	(.22)	(.43)	(.01)	(.44)	—	—	9.28	9.01

New York Value 2 (NYV)
Year Ended 9/30:
2012	15.36	.72		.95	1.67	(.67)	—	(.67)	—	—	16.36	16.33
2011	16.10	.75		(.74)	.01	(.75)	—	(.75)	—	—	15.36	14.13
2010	15.91	.79		.17	.96	(.77)	—	(.77)	—	—	16.10	15.38
2009(d)	14.33	.23		1.64	1.87	(.26)	—	(.26)	—	(.03)	15.91	14.84

60	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(b)

Based on Market Value (a)	Based on Common Share Net Asset Value (a)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate

16.11%	9.23%	$157,979.65%			4.14%		10%
.39	3.62		150,555.65		4.40		10
8.78	5.82		152,031.67		4.30		5
11.78	13.00		150,063.71		4.58		3
(.62)	(2.38)		140,285.71		4.39		16

20.74	11.12		38,434.75		4.55		10
(3.15)	.27		36,040.77		4.99		18
9.12	6.26		37,796.74		5.04		2
.73	12.99		37,347.84	*	3.66	*	4

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, as follows:

New York Value (NNY)
Year Ended 9/30:
2012	.01%
2011	.01
2010	.01
2009	.03
2008	.03

New York Value 2 (NYV)
Year Ended 9/30:
2012	—%
2011	—
2010	—
2009(d)	—

(d)	For the period April 28, 2009 (commencement of operations) through September 30, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New York Performance Plus (NNP)
Year Ended 9/30:
2012	$15.86	$.86		$1.00	$—	$—	$1.86	$(.88)	$—	$(.88)	$—		$16.84	$17.18
2011	16.05	.88		(.18)	—	—	.70	(.88)	(.01)	(.89)	—		15.86	14.93
2010	15.63	.91		.38	(.01)	— *	1.28	(.84)	(.02)	(.86)	—		16.05	15.52
2009	13.74	.96		1.89	(.05)	(.04)	2.76	(.74)	(.13)	(.87)	—	*	15.63	14.77
2008	15.48	.98		(1.69)	(.27)	(.01)	(.99)	(.72)	(.03)	(.75)	—		13.74	11.16

New York Dividend Advantage (NAN)
Year Ended 9/30:
2012	15.01	.73		1.19	—	—	1.92	(.79)	(.01)	(.80)	—		16.13	16.00
2011	15.17	.76		(.10)	— *	—	.66	(.79)	(.03)	(.82)	—		15.01	13.70
2010	14.82	.84		.34	(.01)	— *	1.17	(.78)	(.04)	(.82)	—		15.17	14.43
2009	13.12	.93		1.68	(.06)	(.03)	2.52	(.73)	(.09)	(.82)	—		14.82	13.38
2008	14.95	.96		(1.76)	(.24)	(.02)	(1.06)	(.70)	(.07)	(.77)	—		13.12	11.36

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

62	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)(e)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss	)	Expenses	(f)	Net Investment Income (Loss	)	Portfolio Turnover Rate

21.58%	12.05%	$253,426	1.64%		5.27%		N/A		N/A		11%
2.30	4.78	238,572	1.77		5.77		N/A		N/A		6
11.39	8.46	241,450	1.53		5.84		N/A		N/A		9
42.29	21.05	235,108	1.39		6.91		N/A		N/A		1
(17.61)	(6.71)	206,976	1.42		6.48		N/A		N/A		16

23.20	13.05	149,417	2.37		4.71		N/A		N/A		9
0.98	4.75	139,060	2.42		5.26		N/A		N/A		10
14.63	8.28	140,525	1.74		5.74		N/A		N/A		10
26.58	20.29	137,268	1.37		7.07		1.31%		7.13%		4
(16.02)	(7.45)	121,533	1.36		6.45		1.22		6.59		17

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VRDP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable. As of August 1, 2009, the Adviser is no longer reimbursing New York Dividend Advantage (NAN) for any fees and expenses.
(f)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New York Performance Plus (NNP)
Year Ended 9/30:
2012	.61%
2011	.70
2010	.40
2009	.22
2008	.15

New York Dividend Advantage (NAN)
Year Ended 9/30:
2012	1.27%
2011	1.27
2010	.63
2009	.20
2008	.13

*	Rounds to less than $.01 per share.
N/A	Fund did not have, or no longer has, a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2012	$14.94	$.72		$1.10	$—	$—		$1.82	$(.80)	$—	$(.80)	$—		$15.96	$15.51
2011	15.13	.74		(.13)	—	—		.61	(.80)	—	(.80)	—		14.94	13.60
2010	14.76	.83		.36	(.01)	—	*	1.18	(.80)	(.01)	(.81)	—		15.13	14.37
2009	13.14	.92		1.66	(.05)	(.04)		2.49	(.73)	(.14)	(.87)	—	*	14.76	13.41
2008	14.80	.95		(1.64)	(.23)	(.01)		(.93)	(.69)	(.04)	(.73)	—		13.14	11.15

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

64	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)(e)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(f)	Net Investment Income (Loss	)	Expenses	(f)	Net Investment Income (Loss	)	Portfolio Turnover Rate

20.38%	12.47%	$103,527	2.32%		4.66%		N/A		N/A		10%
.49	4.38	96,940	2.44		5.12		2.41%		5.16%		14
13.65	8.27	98,156	1.74		5.54		1.63		5.65		6
29.95	20.06	95,751	1.36		6.83		1.18		7.01		0
(16.79)	(6.63)	85,340	1.37		6.25		1.11		6.51		17

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing New York Dividend Advantage 2 (NXK) for any fees or expenses.
(f)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2012	1.20%
2011	1.29
2010	.63
2009	.20
2008	.14

*	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial
Highlights (continued)

	ARPS at the End of Period		MTP Shares at the End of Period (h)		VRDP Shares at the End of Period		ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
New York Performance Plus (NNP)
Year Ended 9/30:
2012	$—	$—	$—	$—	$89,000	$384,748	$—
2011	—	—	—	—	89,000	368,059	—
2010	—	—	—	—	89,000	371,292	—
2009	87,650	92,059	—	—	—	—	—
2008	87,650	84,035	—	—	—	—	—

New York Dividend Advantage (NAN)
Year Ended 9/30:
2012	—	—	55,360	36.99	—	—	—
2011	—	—	55,360	35.12	—	—	—
2010	21,900	92,690	30,000	37.08	—	—	3.71
2009	51,400	91,765	—	—	—	—	—
2008	51,400	84,112	—	—	—	—	—

(h)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	Series	Ending Market Value Per Share	Average Market Value Per Share		Series	Ending Market Value Per Share	Average Market Value Per Share
New York Dividend Advantage (NAN)
Year Ended 9/30:
2012	2015	$10.08	$10.11		2016	$10.09	$10.11
2011	2015	10.09	10.08		2016	10.06	9.95	^^
2010	2015	10.16	10.09	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

^	For the period December 21, 2009 (first issuance date of shares) through September 30, 2010.
^^	For the period December 13, 2010 (first issuance date of shares) through September 30, 2011.

66	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (h)
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share
New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2012	$—	$—	$37,890	$37.32
2011	—	—	37,890	35.58
2010	—	—	37,890	35.91
2009	34,100	95,198	—	—
2008	34,100	87,566	—	—

(h)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
New York Dividend Advantage 2 (NXK)
Year Ended 9/30:
2012	2015	$10.07	$10.09
2011	2015	10.11	10.05
2010	2015	10.14	10.05	^^^
2009	—	—	—
2008	—	—	—

^^^	For the period April 14, 2010 (first issuance date of shares) through September 30, 2010.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New York Municipal Value Fund, Inc. (NNY), Nuveen New York Municipal Value Fund 2 (NYV), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Dividend Advantage Municipal Fund (NAN) and Nuveen New York Dividend Advantage Municipal Fund 2 (NXK) (each a “Fund” and collectively, the “Funds”). Common shares of New York Value (NNY), New York Performance Plus (NNP) and New York Dividend Advantage (NAN) are traded on the New York Stock Exchange (“NYSE”) while Common shares of New York Value 2 (NYV) and New York Dividend Advantage 2 (NXK) are traded on the NYSE MKT (formerly known as NYSE Amex). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and forward interest rate swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the

68	Nuveen Investments

custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2012, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund except New York Value (NNY) and New York Value 2 (NYV) is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of September 30, 2011, the Funds redeemed all of their outstanding ARPS at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one or more Series. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of September 30, 2012, the number of MTP Shares outstanding, annual interest rate and the NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	New York Dividend Advantage (NAN)			New York Dividend Advantage 2 (NXK)
	Shares	Annual	NYSE	Shares	Annual	NYSE
	Outstanding	Interest Rate	Ticker	Outstanding	Interest Rate	Ticker
Series:
2015	3,000,000	2.70%	NAN Pr C	3,789,000	2.55%	NXK Pr C
2016	2,536,000	2.50%	NAN Pr D	—	—	—

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The

Nuveen Investments	69

Notes to
Financial Statements (continued)

redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	New York		New York		New York
	Dividend		Dividend		Dividend
	Advantage		Advantage		Advantage 2
	(NAN	)	(NAN	)	(NXK	)
	Series 2015		Series 2016		Series 2015
Term Redemption Date	January 1, 2015		January 1, 2016		May 1, 2015
Optional Redemption Date	January 1, 2011		January 1, 2012		May 1, 2011
Premium Expiration Date	December 31, 2011		December 31, 2012		April 30, 2012
The average liquidation value for all series of MTP Shares outstanding for each Fund during the fiscal year ended September 30, 2012, was as follows:
			New York		New York
			Dividend		Dividend
			Advantage		Advantage 2
			(NAN	)	(NXK	)
Average liquidation value of MTP Shares outstanding			$55,360,000		$37,890,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen has agreed that net amounts earned by Nuveen as underwriter of each Fund’s MTP Share offering would be credited to the Funds, and would be recorded as reductions of offering costs recognized by the Funds. During the fiscal year ended September 30, 2012, Nuveen earned no net underwriting amounts on the Funds’ MTP Shares.

Variable Rate Demand Preferred Shares
New York Performance Plus (NNP) has issued and outstanding 890 Series 1 Variable Rate Demand Preferred (“VRDP”) Shares, with a maturity date of March 1, 2040 and a $100,000 liquidation value per share. The Fund issued its VRDP Shares in a privately negotiated offering in March 2010. Proceeds of the Fund’s offering were used to redeem all of the Fund’s outstanding ARPS. The VRDP Shares were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of .10% of the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

New York Performance Plus (NNP) had all $89,000,000 of its VRDP Shares outstanding during the fiscal year ended September 30, 2012, with an annualized dividend rate of .29%.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

70	Nuveen Investments

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended September 30, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At September 30, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts, was as follows:

					New York		New York		New York
	New York		New York		Performance		Dividend		Dividend
	Value		Value 2		Plus		Advantage		Advantage 2
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)
Maximum exposure to Recourse Trusts	$—		$2,000,000		$—		$2,670,000		$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended September 30, 2012, were as follows:

					New York		New York		New York
	New York		New York		Performance		Dividend		Dividend
	Value		Value 2		Plus		Advantage		Advantage 2
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)
Average floating rate obligations outstanding	$3,255,000		$—		$34,645,000		$17,735,000		$12,150,000
Average annual interest rate and fees	.45%		—%		.54%		.53%		.53%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based

Nuveen Investments	71

Notes to
Financial Statements (continued)

on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the reporting period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the reporting period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended September 30, 2012, New York Value 2 (NYV) entered into forward interest rate swap transactions to reduce the duration of the Fund’s portfolio. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended September 30, 2012 was as follows:

	New York
	Value 2
	(NYV	)
Average notional amount of forward interest rate swap contracts outstanding*	$2,450,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by New York Performance Plus (NNP) in connection with its offering of VRDP Shares and costs incurred by New York Dividend Advantage (NAN) and New York Dividend Advantage 2 (NXK) in connection with their offering of MTP Shares were recorded as deferred charges, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

72	Nuveen Investments

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

New York Value (NNY)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$157,232,059	$—	$157,232,059

New York Value 2 (NYV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$37,914,400	$—	$37,914,400
Derivatives:
Forward Swaps**	—	(226,157)	—	(226,157)
Total	$—	$37,688,243	$—	$37,688,243

New York Performance Plus (NNP)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$365,469,917	$—	$365,469,917

New York Dividend Advantage (NAN)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$217,654,513	$—	$217,654,513

New York Dividend Advantage 2 (NXK)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$149,740,209	$—	$149,740,209

*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence

Nuveen Investments	73

Notes to
Financial Statements (continued)

reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Funds as of September 30, 2012, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure. New York Value 2 (NYV) invested in derivative instruments during the fiscal year ended September 30, 2012.

New York Value 2 (NYV)

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps			Unrealized depreciation
		—	$—	on forward swaps	$(226,157)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended September 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

	New York
	Value 2
Net Realized Gain (Loss) from Forward Swaps	(NYV	)
Risk Exposure
Interest Rate	$(496,286)

	New York
	Value 2
Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	(NYV	)
Risk Exposure
Interest Rate	$306,743

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

New York
	New York Value (NNY)		New York Value 2 (NYV)		Performance Plus (NNP)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/12	9/30/11	9/30/12	9/30/11	9/30/12	9/30/11
Common shares:
Issued to shareholders due to reinvestment of distributions	7,655	—	1,763	—	6,054	—

74	Nuveen Investments

	New York Dividend Advantage (NAN)		New York Dividend Advantage 2 (NXK)
	Year Ended 9/30/12	Year Ended 9/30/11	Year Ended 9/30/12	Year Ended 9/30/11
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—

Preferred Shares
New York Value (NNY) and New York Value 2 (NYV) are not authorized to issue ARPS. During the fiscal year ended September 30, 2010, New York Performance Plus (NNP) and New York Dividend Advantage 2 (NXK) redeemed all of their outstanding ARPS at liquidation value. Transactions in ARPS were as follows:

New York Dividend Advantage (NAN)
	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	N/A	N/A	—	$—
Series T	N/A	N/A	—	—
Series W	N/A	N/A	—	—
Series F	N/A	N/A	876	21,900,000
Total	N/A	N/A	876	$21,900,000

N/A – As of September 30, 2011, New York Dividend Advantage (NAN) redeemed all of its ARPS at liquidation value.

Transactions in MTP Shares were as follows:

	New York Dividend Advantage (NAN)
	Year Ended 9/30/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2016	—	$—	2,536,000	$25,360,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended September 30, 2012 were as follows:

	New York Value (NNY	)	New York Value 2 (NYV	)	New York Performance Plus (NNP	)	New York Dividend Advantage (NAN	)	New York Dividend Advantage 2 (NXK	)
Purchases	$15,895,542		$3,783,413		$41,079,757		$19,962,308		$14,249,637
Sales and maturities	16,322,823		3,673,502		46,179,771		21,239,049		14,538,178

Nuveen Investments	75

Notes to
Financial Statements (continued)

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	New York Value (NNY	)	New York Value 2 (NYV	)	New York Performance Plus (NNP	)	New York Dividend Advantage (NAN	)	New York Dividend Advantage 2 (NXK	)
Cost of investments	$141,209,341		$32,220,459		$299,916,378		$183,059,152		$126,521,555
Gross unrealized:
Appreciation	$13,282,690		$5,747,202		$32,889,205		$17,880,192		$11,762,656
Depreciation	(517,863)		(53,261)		(1,981,346)		(1,018,455)		(691,790)
Net unrealized appreciation (depreciation) of investments	$12,764,827		$5,693,941		$30,907,859		$16,861,737		$11,070,866

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of Common share net assets at September 30, 2012, the Funds’ tax year end, as follows:

					New York		New York		New York
	New York		New York		Performance		Dividend		Dividend
	Value		Value 2		Plus		Advantage		Advantage 2
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK )
Paid-in-surplus	$19,553		$—		$(41,377)		$(276,142)		$(148,166)
Undistributed (Over-distribution of) net investment income	(61,458)		—		18,366		273,021		151,935
Accumulated net realized gain (loss)	41,905		—		23,011		3,121		(3,769)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at September 30, 2012, the Funds’ tax year end, were as follows:

					New York		New York		New York
	New York		New York		Performance		Dividend		Dividend
	Value		Value 2		Plus		Advantage		Advantage 2
	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)
Undistributed net tax-exempt income *	$549,502		$90,759		$3,559,391		$1,926,043		$862,932
Undistributed net ordinary income **	23,450		8,772		41,172		12,137		14,520
Undistributed net long-term capital gains	187,735		—		535,351		247,222		158,461

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on September 4, 2012, and paid on October 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2012 and September 30, 2011, was designated for purposes of the dividends paid deduction as follows:

					New York		New York		New York
	New York		New York		Performance		Dividend		Dividend
	Value		Value 2		Plus		Advantage		Advantage 2
2012	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)
Distributions from net tax-exempt income***	$6,371,242		$1,577,385		$13,524,780		$8,726,540		$6,144,031
Distributions from net ordinary income **	—		—		—		—		—
Distributions from net long-term capital gains****	—		—		—		54,665		—

76	Nuveen Investments

					New York		New York		New York
	New York		New York		Performance		Dividend		Dividend
	Value		Value 2		Plus		Advantage		Advantage 2
2011	(NNY	)	(NYV	)	(NNP	)	(NAN	)	(NXK	)
Distributions from net tax-exempt income	$6,461,857		$1,777,853		$13,612,296		$8,550,666		$6,144,031
Distributions from net ordinary income **	572		—		186		—		—
Distributions from net long-term capital gains	93,474		—		192,321		349,903		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended September 30, 2012, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2012.

During the Funds’ tax year ended September 30, 2012, the following Funds utilized capital loss carryforwards as follows:

New York
	New York		Performance
	Value		Plus
	(NNY	)	(NNP	)
Utilized capital loss carryforwards	$21,947		$51,614

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Capital losses that will be carried forward under the provisions of the Act are as follows:

	New York
	Value 2
	(NYV	)
Post-enactment losses:
Short-term	$66,389
Long-term	141,465

The Funds have elected to defer net realized losses from investments incurred from November 1, 2011 through September 30, 2012, the Funds’ tax year end, in accordance with federal income tax rules. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

	New York
	Value 2
	(NYV	)
Post-October capital losses	$395,527
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

New York Value (NNY) pays an annual fund-level fee, payable monthly, of .15% of the average daily net assets* of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

Nuveen Investments	77

Notes to
Financial Statements (continued)

The annual fund-level fee for the following Funds, payable monthly, is calculated according to the following schedules:

New York Performance Plus (NNP)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

New York Value 2 (NYV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

New York Dividend Advantage (NAN)
New York Dividend Advantage 2 (NXK)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level fee for each fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2012, the complex-level fee rate for these Funds was .1695%.

78	Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. 3At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	79

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board

80	Nuveen Investments

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a

Nuveen Investments	81

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

82	Nuveen Investments

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Nuveen New York Municipal Value Fund 2 (the “Municipal Value Fund 2”), which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Municipal Value Fund 2, which did not exist for part of the foregoing time frame).

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of the Nuveen New York Municipal Value Fund, Inc. (the “Municipal Value Fund”) and the Municipal Value Fund 2 were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen New York Dividend Advantage Municipal Fund (the “Dividend Advantage Fund”), the Nuveen New York Performance Plus Municipal Fund, Inc. (the “Performance Plus Fund”) and the Nuveen New York Dividend Advantage Municipal Fund 2 (the “Dividend Advantage Fund 2”) lagged their respective peers somewhat in the shorter one- and three-year periods, but demonstrated more favorable performance in the longer five-year period. As noted above, the Municipal Value Fund and the Municipal Value Fund 2 had significant differences from their respective Performance Peer Groups. Therefore, the Independent Board Members considered each such Fund’s performance compared to its benchmark and noted that the Municipal Value Fund outperformed its benchmark in the one- and three-year periods, while the Municipal Value Fund 2 was relatively new with a shorter performance

84	Nuveen Investments

history available, thereby limiting the ability to make a meaningful assessment of performance.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.   Fees, Expenses and Profitability

1.  Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Dividend Advantage Fund, the Performance Plus Fund and the Dividend Advantage Fund 2 had net management fees slightly higher than their respective peer averages, but a net expense ratio below or in line with their respective peer averages. In addition, the Independent Board Members noted that the Municipal Value Fund and the Municipal Value Fund 2 had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their respective peer averages.

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.  Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3.  Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

86	Nuveen Investments

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be

88	Nuveen Investments

somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:
■	ROBERT P. BREMNER 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	216

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	216

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					216

■	DAVID J. KUNDERT 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	216

■	WILLIAM J. SCHNEIDER 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	216

90	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	216

■	CAROLE E. STONE 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	216

■	VIRGINIA L. STRINGER 8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	216

■	TERENCE J. TOTH 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					216

Interested Board Member:
■	JOHN P. AMBOIAN(2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	216

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Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					216

■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

■	CEDRIC H. ANTOSIEWICZ 1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	117

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	216

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	216

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	216

92	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:
■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					216

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	216

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	216

■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					216

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Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME 3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	216

(1)
For New York Municipal Value Fund, Inc. (NNY), New York Municipal Value Fund 2 (NYV), New York Dividend Advantage Municipal Fund (NAN) and New York Dividend Advantage 2 (NXK), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New York Performance Plus Fund (NNP), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

94	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	95

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

96	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse

Nuveen Investments	97

Glossary of Terms
Used in this Report (continued)

floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper New York Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

98	Nuveen Investments

■
S&P New York Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	99

Notes

100	Nuveen Investments

Notes

Nuveen Investments	101

Notes

102	Nuveen Investments

Additional Fund Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.
Common Shares
Fund	Repurchased
NNY	—
NYV	—
NNP	—
NAN	—
NXK	—

Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments	103

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0912D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
September 30, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

September 30, 2011	$18,200	$12,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
2 "Audit-Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include leverage offerings as well as comfort letters for seed and shelf offerings.
3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; and capital gain, tax equalization and taxable basis calculations performed by the principal accountant.
4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to preferred stock, commercial paper and registration statements.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
September 30, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
September 30, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
September 30, 2012	$ 0	$ 0	$ 0	$ 0
September 30, 2011	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Scott R. Romans	Nuveen New York Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Scott R. Romans	Registered Investment Company	26	$6.812 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$1.03 million
*	Assets are as of September 30, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of September 30, 2012, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Scott R. Romans	Nuveen New York Dividend Advantage Municipal Fund	$0	$0

PORTFOLIO MANAGER BIO:

Scott R. Romans, PhD joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds covering California and other western states.  Currently, he manages investments for 27 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Dividend Advantage Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 6, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 6, 2012